Exhibit 10.1

EXECUTION VERSION

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

MARSHALL R. YOUNG OIL CO.,

AS SELLER,

AND

QUICKSILVER RESOURCES INC.,

AS BUYER

DATED

MAY 11, 2010

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EXHIBITS

Exhibit 6.1	--	Conveyance
Exhibit 6.3(A)	--	Notice to BreitBurn
Exhibit 6.3 (B)	--	Transfer Agent Letter
Exhibit 7.2(b)	--	Affidavit of Non-foreign Status
Exhibit 7.3(b)	--	Assignment Separate from Certificate
Exhibit 7.3(c)	--	Partial Assignment of Registration Rights Agreement
Exhibit A-1	--	Geographic Area
Exhibit A-2	--	Property Schedule

SCHEDULES

Schedule 4.1(d)	--	Seller’s Conflicts or Violations
Schedule 4.1(e)	--	Seller’s Consents
Schedule 4.1(f)	--	Transfer Requirements
Schedule 4.1(i)	--	Certain Contracts and Agreements
Schedule 4.2(d)	--	Buyer’s Conflicts or Violations
Schedule 4.2(e)	--	Buyer’s Consents
Schedule I	--	Permitted Overriding Royalty Interests

APPENDIX

Appendix A	--	Definitions

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) dated May 11, 2010, by and between Marshall R. Young Oil Co., a Delaware corporation (“Seller”), and Quicksilver Resources Inc., a Delaware corporation (“Buyer”).  Seller and Buyer shall hereinafter be referred to collectively as the “Parties” and individually as a “Party”.

WHEREAS, Seller owns certain oil and gas properties and related assets; and

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, such oil and gas properties and related assets upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Parties agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

Section 1.1  Certain Defined Terms.  Unless the context otherwise requires, the respective terms defined in Appendix A attached hereto and incorporated herein shall, when used herein, have the respective meanings therein specified, with each such definition to be equally applicable both to the singular and the plural forms of the term so defined.

Section 1.2  References, Gender, Number.  All references in this Agreement to an “Article,” “Section,” or “subsection” shall be to an Article, Section, or subsection of this Agreement, unless the context requires otherwise.  Unless the context otherwise requires, the words “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby,” or words of similar import shall refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision hereof.  Whenever the context requires, the words used herein shall include the masculine, feminine and neuter gender, and the singular and the plural.

ARTICLE II
SALE AND PURCHASE

Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, the following described assets and properties (except to the extent constituting Excluded Assets) (collectively, the “Assets”):

(a)  The undivided interests specified in the Property Schedule in, to or under the Hydrocarbon Interests described therein and all other interests of Seller in, to or under or derived from any lands (i) covered by or subject to any of the Hydrocarbon Interests described in the Property Schedule or (ii) included in the geographic area described in Exhibit A-1, even though such interests of Seller may be incorrectly described or referred to in, or a description thereof may be omitted from, the Property Schedule (the “Subject Interests”);

(b)  All right, title and interest of Seller in and to the lands covered by or subject to the Subject Interests (the “Land”);

(c)  All right, title and interest of Seller in and to or derived from the following insofar as the same are attributable to the Subject Interests or any of the other Assets:  (i) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Land; (ii) all agreements and contracts, easements, rights-of-way, servitudes and other estates; (iii) all real and personal property located in or upon the Land or used in connection with the exploration, development or operation of the Subject Interests; and (iv) any and all lease files, title files, land files, division order files, marketing files, well files, production records, seismic, geological, geophysical and engineering data, and all other files, maps and data (in whatever form) arising out of or relating to the Subject Interests or the ownership, use, development, maintenance or operation of the Assets (the “Records”); and

(d)  All (i) Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods subsequent to the Effective Time and (ii) proceeds from or of such Hydrocarbons.

ARTICLE III
CONSIDERATION AND PAYMENT

Section 3.1  Consideration.

(a)  The consideration for the sale and conveyance of the Assets to Buyer is (x) Sixty-Two Million and No/100 Dollars ($62,000,000) in cash consideration (the “Cash Consideration”) and (y)  4,010,695 Common Units (the “Common Units Consideration”; together with the Cash Consideration being referred to as the “Purchase Price”), as adjusted in accordance with the terms of this Agreement.  The “Adjusted Purchase Price” shall be the Purchase Price (i) as adjusted by the Net Cash Flow with respect to the Assets for the Adjustment Period in accordance with Section 3.3 as set forth on the Adjusted Purchase Price Statement, (ii) as adjusted downward by $26,910 on account of Negative Imbalances, (iii) as adjusted downward by $521,000 on account of title matters asserted by Buyer, (iv) as may be adjusted downward on account of Retained Assets as contemplated by Section 5.1, and (v) as adjusted downward by $3,240,988 on account of amounts owed by Seller to Buyer as of December 31, 2009 relating to the maintenance, development and operation of the Assets (and the Parties do hereby acknowledge and agree that, notwithstanding anything provided herein or elsewhere to the contrary, the charges included in such amount are not subject to future contest or challenge by either Party).  Any upward or downward adjustment to the Purchase Price be made pursuant to clauses (i), (ii), (iii) and (v) in this Section 3.1(a) shall be made by increasing or decreasing (as applicable) the Common Unit Consideration by a number of Common Units determined by dividing the amount of such adjustment by $14.96 (as so adjusted, the “Adjusted Common Units Consideration”).  The downward adjustment to the Purchase Price to be made pursuant to clause  (iv) in this Section 3.1(a) shall be made by decreasing the Cash Consideration (as so adjusted, the “Adjusted Cash Consideration”).

(b)  Buyer has delivered to Seller a statement (the “Adjusted Purchase Price Statement”) setting forth Buyer’s preliminary determination (the “Initial Adjusted Purchase Price

Amount”) of the Adjusted Purchase Price for Seller’s review and approval.  The Adjusted Purchase Price Statement is based upon actual information available to Buyer at the time of its preparation and upon Buyer’s good faith estimates and assumptions.

Section 3.2  Payment.  At the Closing, Buyer shall (a) deliver to the Seller $20,190,606.90 of the Adjusted Cash Consideration (“Check Amount”) in the form of a cashiers check in such amount payable to the Internal Revenue Service for the benefit of the Estate of William K. Young (the “Cashiers Check”), (b) wire transfer an amount equal to the Adjusted Cash Consideration less the Check Amount in immediately available funds for the benefit of Seller to Texas Capital Bank, ABA No. 111017979, Account No. 2211000142, and (c) deliver to Seller an instrument assigning the Adjusted Common Units Consideration as more fully described in Section 7.3(b).

Section 3.3  Adjustment Period Cash Flow.

(a)  The Purchase Price shall be increased or decreased, as the case may be, by an amount equal to the Net Cash Flow with respect to the Assets for the time period (the “Adjustment Period”) beginning at the Effective Time and ending at 7:00 a.m. (local time) on the Closing Date.  If the Net Cash Flow with respect to the Assets for the Adjustment Period is a positive number, then the Purchase Price shall be increased by such amount.  If the Net Cash Flow with respect to the Assets for the Adjustment Period is a negative number, then the Purchase Price shall be decreased by such amount.

(b)  The “Net Cash Flow” shall be the algebraic sum of (i) a positive amount equal to the aggregate amount paid by Seller as Seller’s share of the direct costs or expenses of maintenance, development and operation of the Assets incurred with respect to the Adjustment Period, (ii) a positive amount equal to overhead charges paid under existing operating agreements covering the Assets during the Adjustment Period, (iii) a negative amount equal to the aggregate net proceeds received from or attributable to the sale or disposition of Hydrocarbons produced from the Assets during the Adjustment Period, after deducting, without duplication of any cost or expense taken into account under clause (i) above, applicable severance taxes and the costs of treating, transporting and compressing such Hydrocarbons, and from or attributable to the rental, sale, salvage or other disposition of any other Assets during the Adjustment Period, and (iv) a negative amount equal to the aggregate amount of any costs or expenses incurred under clause (i) above and reimbursed to Seller by any third party.

Section 3.4  Post Closing Review.  After the Closing, Buyer shall review the Adjusted Purchase Price Statement and determine the actual Net Cash Flow.  On or prior to ninety (90) days after the Closing Date, Buyer shall present Seller with a statement of the actual Net Cash Flow and such supporting documentation as is reasonably necessary to support the Net Cash Flow shown therein (the “Final Adjusted Purchase Price Statement”).  Seller will give representatives of Buyer reasonable access to its premises and to its books and records for purposes of preparing the Final Adjusted Purchase Price Statement and will cause appropriate personnel of Seller to assist Buyer and Buyer’s representatives, at no cost to Buyer, in the preparation of the Final Adjusted Purchase Price Statement.  Buyer will give representatives of Seller reasonable access to its premises and to its books and records for purposes of reviewing the calculation of Net Cash Flow and will cause appropriate personnel of Buyer to assist Seller and its representatives, at no cost to Seller, in verification of such calculation.  The Final Adjusted Purchase Price Statement shall become final and binding on Seller and Buyer as to the Net Cash Flow thirty (30) days following the date the Final Adjusted Purchase Price Statement is received by Seller, except to the extent that prior to the expiration of such thirty (30) day period Seller shall deliver to Buyer notice of its disagreement with the contents of the Final Adjusted Purchase Price Statement.  If Seller has timely delivered a notice of disagreement to Buyer, then, upon written agreement between Buyer and Seller resolving all disagreements of Seller set forth in such notice, the Final Adjusted Purchase Price Statement will become final and binding upon Buyer and Seller as to the Net Cash Flow.  If the Final Adjusted Purchase Price Statement has not become final and binding by the sixtieth (60) day following its receipt by Seller, then Buyer or Seller may submit any unresolved disagreements of Seller set forth in such notice to Grant Thornton LLP (the “Accounting Referee”) for resolution.  Seller and Buyer shall use their respective commercially reasonable efforts to cause the Accounting Referee to render a decision regarding the matters submitted to it within thirty (30) days following submission thereto.  The costs of the Accounting Referee shall be borne 50% by Seller and 50% by Buyer.  Upon resolution of such unresolved disagreements of Seller, the Final Adjusted Purchase Price Statement shall be final and binding upon Buyer and Seller as to the Net Cash Flow.  Within three (3) Business Days after the Final Adjusted Purchase Price Statement becomes final and binding, Seller or Buyer, as appropriate, shall pay to the other Party the amount, if any, by which the Net Cash Flow as shown in the Final Adjusted Purchase Price Statement is less than or exceeds the estimated amount of the Net Cash Flow set forth in the Initial Adjusted Purchase Price Statement, together with interest thereon from the date such payment is so due until the date it is paid at the Agreed Rate.  Notwithstanding anything herein provided to the contrary, the Parties acknowledge and agree that the provisions of this Section 3.4 in no way limit the rights and obligations of Seller pursuant to Section 8.1, Section 8.2, Section 8.4 and other provisions of this Agreement.

Section 3.5  Severance Tax Refund.  Buyer and Seller have applied for severance tax refunds attributable to production from the Assets.  Seller will be entitled to all severance tax refunds attributable to times prior to the Effective Time and Buyer shall be entitled to all severance tax refunds attributable to times after the Effective Time.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1  Representations and Warranties of Seller.  Seller represents and warrants to Buyer as follows:

(a)  Organization and Qualification.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to carry on its business as it is now being conducted.  Seller is duly qualified to do business, and is in good standing, in each jurisdiction in which the Assets owned, leased or operated by it makes such qualification necessary.

(b)  Authority.  Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Seller.

(c)  Enforceability.  This Agreement constitutes a valid and binding agreement of Seller enforceable against Seller in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

(d)  No Conflict or Violation.  Neither the execution and delivery of this Agreement nor the consummation of the transactions and performance of the terms and conditions contemplated hereby by Seller will (i) conflict with or result in any breach of any provision of the certificate of incorporation, bylaws and other similar governing documents of Seller or (ii) except as set forth on Schedule 4.1(d) and in clauses (i) and (ii) of Section 4.1(e), (A) be rendered void or ineffective by or under the terms, conditions or provisions of any agreement, instrument or obligation to which Seller is a party or is subject or by which any of its properties or assets are bound, (B) result in or give rise to (or with notice or the passage of time or both could result in or give rise to) a default, the creation or imposition of any lien, charge, penalty, restriction, security interest or encumbrance or any change in terms, termination, cancellation or acceleration under the terms, conditions or provisions of any Asset (or of any agreement, instrument or obligation relating to or burdening any Asset) or (C) subject to the limitations contained in Section 4.1(c), violate or be rendered void or ineffective under any Law or result in or give rise to (or with notice or the passage of time or both could result in or give rise to) the creation or imposition of any lien, charge, penalty, restriction, security interest or encumbrance on or with respect to any Asset under any Law.

(e)  Consents.  Except for (i) consents and approvals of assignments by any Governmental Authority that are customarily obtained after Closing, (ii) Transfer Requirements and (iii) the consents, approvals, authorizations, filings or notices expressly described and set forth in Schedule 4.1(e), no consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by Seller or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Seller.

(f)  Preference Rights and Transfer Requirements.  None of the Assets or any portion thereof is subject to any Preference Right or Transfer Requirements except for the Preference Right and Transfer Requirements expressly identified and set forth on Schedule 4.1(f).

(g)  Actions.  To Seller’s knowledge, there are no actions, suits, arbitrations, proceedings, investigations or claims pending or threatened relating to or affecting any of the Assets or the transactions contemplated by this Agreement.

(h)  Compliance With Laws.  Seller has not received any written notice of any violation or alleged violation (or of any fact or circumstance which with notice or the passage of time or both would constitute a violation) of any Law (including any Environmental Laws)

applicable to the Assets and, to Seller’s knowledge, the Assets comply in all material respects with all Laws (including any Environmental Laws).

(i)  Contracts and Agreements.  To Seller’s knowledge, Schedule 4.1(i) sets forth a true and correct description of each contract, agreement or similar arrangement which is included in the Assets or by which any of the Assets is bound and which:

(1)  is between Seller on the one hand, and any Affiliate of Seller on the other hand;

(2)  is a contract for the sale, purchase, processing or transportation of, or creates a purchase option, right of first refusal or call on, any Hydrocarbons produced from or attributable to the Subject Interests or any other Assets, except those sales, purchase, processing or transportation agreements which can be terminated by Seller and its assigns upon not more than thirty (30) days notice without penalty or detriment to Seller and its assigns;

(3)  creates any area of mutual interest with respect to the acquisition by Seller or its assigns of any interest in any Hydrocarbons, lands or assets; or

(4)  creates or evidences a Subject Interest, joint operating agreement, unitization agreement, pooling agreement, farmout agreement, farmin agreement, participation agreement, joint venture agreement, tax partnership agreement, partnership agreement or similar agreement.

Seller is in material compliance with all terms and provisions of all contracts or agreements included in or by which any of the Assets is subject.  All such contracts and agreements are in full force and effect and, to the knowledge of Seller, there are no violations or breaches thereof or existing facts or circumstances which upon notice or the passage of time or both will constitute a violation or breach thereof by any other party thereto.

(j)  Brokerage Fees and Commissions.  Neither Seller nor any Affiliate of Seller has incurred any obligation or entered into any agreement for any investment banking, brokerage or finder’s fee or commission in respect of the transactions contemplated by this Agreement for which Buyer or any Affiliate of Buyer shall incur any liability.

(k)  Taxes.  To Seller’s knowledge, Seller has paid all Taxes on or relating to the Assets, or any production or revenues attributable thereto, except for taxes which are not yet due and payable.  Seller is not a non-resident alien or foreign corporation (as those terms are defined in the Code).

(l)  Bankruptcy.  There are no bankruptcy, reorganization or arrangement proceedings pending against, being contemplated by, or, to Seller’s knowledge, threatened against Seller.

(m)  Investment Company.  Seller is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment

Company Act of 1940, as amended, or is otherwise subject to regulation under or the restrictions of such Act.

(n)  Royalties.  To Seller’s knowledge, all royalties, overriding royalties and other burdens on production due with respect to the Assets have been timely and properly paid.

(o)  Permits.  To Seller’s knowledge, all licenses, permits, certificates, orders, approvals and authorizations of Governmental Authority necessary for the ownership or operation of the Assets have been obtained and all such licenses, permits, certificates, orders, approvals and authorizations are in full force and effect and all fees and charges relating thereto have been paid.

(p)  Hedging.  None of the Assets is subject to or is bound by any futures, hedge, swap, collar, put, call, option or other commodities contract or agreement.

(q)  Eligible Holder.  Seller is an Eligible Holder.

(r)  Investment Intent.  Seller is not an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  Seller is acquiring the Adjusted Common Units Consideration for its own account, solely for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and state securities Laws, and shall not resell, distribute or otherwise transfer the Adjusted Common Units Consideration unless such resale, distribution or transfer is in compliance with federal and state securities Laws.  Seller understands and acknowledges that (1) the transfer of the Adjusted Common Units Consideration under this Agreement has not been registered under the Securities Act or state securities Law, and (2) the Adjusted Common Units Consideration may not be resold, distributed or otherwise transferred by Seller unless such resale, distribution or transfer is registered under the Securities Act or is made pursuant to an applicable exemption therefrom, and is registered under state securities Law or is made pursuant to an applicable exemption therefrom.

(s)  Sophistication and Risk.  Seller has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting Seller’s interest in connection with the acquisition of the Adjusted Common Units Consideration.  To the extent deemed necessary by Seller, Seller has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Adjusted Common Units Consideration.  Seller has the ability to bear the economic risks of Seller’s investment in BreitBurn.

(t)  Access to Information.  Seller has access to and has reviewed certain of BreitBurn’s filings made pursuant to the Securities Exchange Act of 1934, as amended.  These filings are available to the public on the Securities and Exchange Commission’s website and are required to include collectively all material information regarding the business and financial condition of the BreitBurn, its expected plans for future business activities, the attributes of the Adjusted Common Units Consideration and the merits and risks of an investment in the Adjusted Common Units Consideration.   Seller hereby acknowledges that, based upon the foregoing, it does not desire any further information to evaluate the merits and risks of an investment in the Adjusted Common Units Consideration.

(u)  Accredited Investor.  Seller is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Section 4.2  Representations and Warranties of Buyer.  Buyer represents and warrants to Seller as follows:

(a)  Organization and Qualification.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to carry on its business as it is now being conducted.  Buyer is duly qualified to do business, and is in good standing, in each jurisdiction in which the Assets to be acquired by it makes such qualification necessary.

(b)  Authority.  Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Buyer.

(c)  Enforceability.  This Agreement constitutes a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

(d)  No Conflict or Violation.  Neither the execution and delivery of this Agreement nor the consummation of the transactions and performance of the terms and conditions contemplated hereby by Buyer will (i)  conflict with or result in any breach of any provision of the certificate of incorporation, bylaws and other similar governing documents of Buyer or (ii) except as set forth on Schedule 4.2(d) and in clauses (i) and (ii) of Section 4.2(e), (A) be rendered void or ineffective by or under the terms, conditions or provisions of any agreement, instrument or obligation to which Buyer is a party or is subject or (B) subject to the limitations contained in Section 4.2(c), violate or be rendered void or ineffective under any Law.

(e)  Consents.  Except for (i) consents and approvals of assignments by any Governmental Authority that are customarily obtained after Closing, (ii) Transfer Requirements and (iii) the consents, approvals, authorizations, filings or notices expressly described and set forth in Schedule 4.2(e), no consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by Buyer or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Buyer.

(f)  Actions. To Buyer’s knowledge, there are no actions, suits, arbitrations, proceedings, investigations or claims pending or threatened relating to the transactions contemplated by this Agreement.

(g)  Brokerage Fees and Commissions.  Neither Buyer nor any Affiliate of Buyer has incurred any obligation or entered into any agreement for any investment banking, brokerage or finder’s fee or commission in respect of the transactions contemplated by this Agreement for which Seller or any Affiliate of Seller shall incur any liability.

(h)  Qualified Owner.  Buyer (i) is qualified to own state oil, gas and mineral leases in all jurisdictions where any of the Subject Interests are located and (ii) has complied with any necessary governmental bonding requirements arising from its ownership of the Assets.  The consummation of the transactions contemplated hereby will not cause Buyer to be disqualified as an owner of such leases or to exceed any acreage limitation imposed by any statute, rule, regulation or order of Governmental Authority.

(i)  Title to Adjusted Common Units Consideration.  Buyer has good and valid title to the Adjusted Common Units Consideration, free and clear of all liens and encumbrances other than those arising under the BreitBurn Partnership Agreement and transfer restrictions imposed by Law.  Upon transfer of the Adjusted Common Units Consideration at the Closing, Seller shall acquire all of Buyer’s right, title and interest in the Adjusted Common Units Consideration, free all covenants or restrictions applicable to Buyer or Common Units held by Buyer except (i) covenants applicable to Seller or the Adjusted Common Units Consideration pursuant to the partial assignment of Buyer’s rights and obligations under the BreitBurn Registration Rights Agreement described in Section 7.3(c) of this Agreement and (ii) obligations under the BreitBurn Partnership Agreement applicable to all holders of Common Units generally.

ARTICLE V
TRANSFER REQUIREMENTS

Section 5.1  Transfer Requirements.  Prior to the execution hereof, Seller initiated all procedures required to comply with or obtain the waiver of all Transfer Requirements applicable to the transactions contemplated by this Agreement.  If a Transfer Requirement applicable to the transactions contemplated by this Agreement is not obtained, complied with or otherwise satisfied prior to the Closing Date, then, at Buyer’s option, any Asset or portion thereof affected by such Transfer Requirement (a “Retained Asset”) shall be held back from the Assets to be transferred and conveyed to Buyer at Closing and the Purchase Price to be paid at Closing shall be reduced by an amount agreed to by the Parties.  Any Retained Asset so held back at the initial Closing will be conveyed to Buyer within ten (10) days following the date on which Seller obtains, complies with or otherwise satisfies all Transfer Requirements with respect to such Retained Asset for a purchase price equal to the amount by which the Purchase Price was reduced on account of the holding back of such Retained Asset; provided, however, if all Transfer Requirements with respect to any Retained Asset so held back at the initial Closing are not obtained, complied with or otherwise satisfied within ninety (90) days following the Closing Date, then such Retained Asset shall be eliminated from the Assets and this Agreement; provided that, if Buyer, prior to the expiration of such ninety (90) day period, elects in writing to waive the Transfer Requirements which have not been obtained, complied with or satisfied with respect to such Retained Asset, Seller shall immediately convey such Retained Asset to Buyer for the portion of the Purchase Price withheld with respect thereto.  Any subsequent conveyance of a Retained Asset will be subject to all Closing requirements and conditions applicable to the initial

Closing hereunder and appropriate adjustments in Net Cash Flow and proration of revenues and expenses will be made to account for any delayed Closing with respect to a Retained Asset.

Section 5.2  Certain Governmental Consents.  Seller and Buyer will use their commercially reasonable efforts after Closing to obtain all approvals and consents from the Governmental Authorities that may be required under the terms of (or regulations specifically applicable to) any state leases in connection with the assignment of the Subject Interests therein from Seller to Buyer.  To the extent applicable Law prevents complete legal and equitable title to such Subject Interests from being conveyed from Seller to Buyer until such approvals and consents are obtained, Seller shall continue to hold bare legal title to such Subject Interests as nominee for Buyer.  As nominee, Seller shall not be authorized to take and shall not take any action with respect to such Subject Interests except to the extent expressly authorized and directed in writing by Buyer.  Seller shall not be obligated to incur any expenses in Seller’s capacity as nominee.  For purposes of Article IX, Seller and Buyer shall treat and deal with such Subject Interests as if full legal and equitable title to such Subject Interests had passed from Seller to Buyer at Closing; provided that, Buyer shall not be obligated to indemnify or hold harmless Seller for any unauthorized action taken by Seller as nominee of such Subject Interests.

ARTICLE VI
COVENANTS OF SELLER AND BUYER

Section 6.1  General Conveyance.  Upon the terms and subject to the conditions of this Agreement, at or prior to the Closing, Seller shall execute and deliver the General Conveyance, in substantially the form attached hereto as Exhibit 6.1 (the “Conveyance”), to Buyer together with all special state assignment forms as may be required by Law to be executed in connection with the conveyance of specific Assets; provided that the terms and provisions of the Conveyance shall control as to any conflict between the Conveyance and any such special assignment forms.

Section 6.2  Public Announcements.  Without the prior written approval of the other Party, which approval shall not be unreasonably withheld, no Party will issue, or permit any agent or Affiliate to issue, any press releases or otherwise make, or cause any agent or Affiliate to make, any public statements with respect to this Agreement and the transactions contemplated hereby, except where such release or statement is deemed in good faith by the releasing Party to be required by Law or any national securities exchange, in which case the Party or Parties will use its or their, as the case may be, commercially reasonable efforts to provide a copy to the other Party prior to any release or statement.  Nothing in this Section shall prohibit the disclosure by Seller to shareholders, directors, and employees, as may be reasonably necessary to consummate this transaction, so long as such shareholders, directors and employees agree to maintain all information disclosed to them and the transactions contemplated by this Agreement confidential.

Section 6.3  Further Assurances.  Seller and Buyer each agrees that, from time to time, whether before, at or after the Closing Date, each of them will execute and deliver or cause their respective Affiliates to execute and deliver such further instruments of conveyance and transfer and take such other action as may be reasonably necessary to carry out the purposes and intents of this Agreement.  Any separate or additional assignment of the Assets or any portion thereof required pursuant to this Section 6.3 (a) shall evidence the conveyance and assignment of the Assets made or intended to be made in the Conveyance, (b) shall not modify or be deemed to modify any of the terms, covenants and conditions set forth in the Conveyance and (c) shall be deemed to contain all of the terms and provisions of the Conveyance, as fully as though the same were set forth at length in such separate or additional assignment.  In addition, Buyer covenants and agrees with Seller that, promptly after the Closing, Buyer shall request (a) BreitBurn or its transfer agent to register the Adjusted Common Units Consideration in the name of Seller and (b) BreitBurn to issue to Seller certificates representing the Adjusted Common Units Consideration.  Buyer shall also use commercially reasonable efforts promptly following the Closing to increase its existing bond with the City of Arlington relating to the oil and gas lease dated October 18, 2006 from the City of Arlington (QRI File No. TX4390156.00) by $125,000 (or issue a new bond to the city for $125,000) in order to allow the City of Arlington to release Seller’s bond of $125,000 in favor of the city relating to such lease.  Finally, Buyer hereby confirms that it has delivered to BreitBurn the notice attached hereto as Exhibit 6.3(A) and that it shall execute at the Closing and deliver to JP Morgan Chase Bank, NA (“JP Morgan”) for the prompt delivery by JP Morgan (along with the certificate representing all of the Common Units owned by Buyer prior to the Closing) to BreitBurn’s transfer agent, the letter attached hereto as Exhibit 6.3(B).

ARTICLE VII
CLOSING

Section 7.1  Closing.  The Closing shall be held on the Closing Date at 10:00 a.m., Fort Worth, Texas time, at the offices of Buyer, or at such other time or place as Seller and Buyer may otherwise agree in writing.

Section 7.2  Seller’s Closing Obligations. As conditions precedent to Buyer’s obligation to consummate the Closing, Seller shall execute and deliver, or cause to be executed and delivered, to Buyer the following at the Closing:

(a)  The Conveyance;

(b)  The Affidavit of Non-foreign Status substantially in the form attached as Exhibit 7.2(b);

(c)  Letters in lieu of division and transfer orders executed by Seller relating to the Subject Interests in form reasonably necessary to reflect the conveyances contemplated hereby;

(d)  The Records; and

(e)  Such other documents as may be reasonably necessary to convey all of Seller’s interests in the Assets to Buyer in accordance with the terms and provisions of this Agreement.

Section 7.3  Buyer’s Closing Obligations.  As conditions precedent to Seller’s obligation to consummate the Closing, Buyer shall, at the Closing, (i) deliver, or cause to be delivered, the (a) Cashiers Check and (b) Adjusted Cash Consideration less the Check Amount in immediately available funds to the bank account provided in Section 3.2 and (ii) execute and deliver, or cause to be executed and delivered, to Seller the following:

(a)  The Conveyance;

(b)  An instrument assigning the Adjusted Common Units Consideration to Seller substantially in the form attached as Exhibit 7.3(b); and

(c)  Partial assignment of Buyer’s rights and obligations under the BreitBurn Registration Rights Agreement with respect to the Adjusted Common Units Consideration substantially in the form attached as Exhibit 7.3(c) (the “Partial Assignment of Registration Rights Agreement”).

ARTICLE VIII
EFFECT OF CLOSING

Section 8.1  Revenues.  After Closing, all proceeds, accounts receivable, notes receivable, income, revenues, monies and other items included in or attributable to the Excluded Assets shall belong to and be paid over to Seller.

Section 8.2  Expenses.  After Closing, all accounts payable and other costs and expenses with respect to the Assets that are attributable to the period prior to the Effective Time shall be the obligation of and be paid by Seller.

Section 8.3  Ad Valorem Taxes.  Buyer shall be responsible for payment of ad valorem taxes assessed against any Assets for 2010.

Section 8.4  Payments and Obligations.  If monies are received by any Party which, under the terms of this Agreement, belong to another Party, the same shall immediately be paid over to the proper Party.  If an invoice or other evidence of an obligation is received which under the terms of this Agreement is partially the obligation of Seller and partially the obligation of Buyer, then the Parties shall consult each other and each shall promptly pay its portion of such obligation to the obligee.

Section 8.5  Survival.  The representations and warranties of the Parties contained in Article IV of this Agreement shall survive the Closing indefinitely; provided, however, the representations and warranties of (a) Seller contained in Section 4.1(k) shall survive for the applicable period of limitations and (b) Seller contained in Sections 4.1(f) through (j) and Sections 4.1(l) through (u) and Buyer contained in Section 4.2(f) thru (i) shall survive for twelve (12) months after the Closing Date.  All of the covenants and agreements made by each Party in this Agreement shall survive the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing indefinitely until all obligations with respect to any such covenants are fulfilled in their entirety.

Section 8.6  Waiver of Representations and Warranties.  The express representations and warranties of Seller contained in this Agreement or in any agreement to be delivered by Seller pursuant hereto are exclusive and are in lieu of, and Seller expressly disclaims and negates and Buyer hereby waives, any other representation or warranty, express, statutory, implied, or otherwise.  Seller does not make or provide, and Buyer hereby waives, any warranty or representation, express or implied, as to the quality, merchantability, fitness for a particular purpose, or of conformity to models or samples of materials.  The items of personal property, equipment, improvements, fixtures and appurtenances conveyed as part of the Assets are sold, and Buyer accepts such items “AS IS, WHERE IS AND WITH ALL FAULTS”.

ARTICLE IX
ASSUMPTION AND INDEMNIFICATION

Section 9.1  Indemnification By Buyer.  FROM AND AFTER THE CLOSING DATE AND SUBJECT TO SECTION 9.2, BUYER SHALL ASSUME THE ASSUMED LIABILITIES AND SHALL INDEMNIFY AND HOLD HARMLESS SELLER, ITS AFFILIATES AND THE PRESENT AND FORMER DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF SELLER AND ITS AFFILIATES, AND EACH OF THE HEIRS, EXECUTORS, SUCCESSORS AND PERMITTED ASSIGNS OF ANY OF THE FOREGOING (COLLECTIVELY, THE “SELLER INDEMNIFIED PARTIES”) FROM AND AGAINST ANY AND ALL (A) ASSUMED LIABILITIES INCURRED BY OR ASSERTED AGAINST ANY OF THE SELLER INDEMNIFIED PARTIES, INCLUDING, WITHOUT LIMITATION, ANY ASSUMED LIABILITY BASED ON NEGLIGENCE OR STRICT LIABILITY OF THE SELLER INDEMNIFIED PARTIES OR ANY OTHER THEORY OF LIABILITY, WHETHER IN LAW OR EQUITY (OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE SELLER INDEMNIFIED PARTIES) OR (B) COVERED LIABILITIES RESULTING FROM ANY MISREPRESENTATION, BREACH OF WARRANTY OR NONFULFILLMENT OF ANY COVENANT OR AGREEMENT ON THE PART OF BUYER HEREUNDER.

Section 9.2  Indemnification By Seller. FROM AND AFTER THE CLOSING DATE, SELLER SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS AFFILIATES AND THE PRESENT AND FORMER DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BUYER AND ITS AFFILIATES, AND EACH OF THE HEIRS, EXECUTORS, SUCCESSORS AND PERMITTED ASSIGNS OF ANY OF THE FOREGOING (COLLECTIVELY, THE “BUYER INDEMNIFIED PARTIES”) FROM AND AGAINST ANY AND ALL COVERED LIABILITIES RESULTING FROM (A) ANY MISREPRESENTATION, BREACH OF WARRANTY OR NONFULFILLMENT OF ANY COVENANT OR AGREEMENT ON THE PART OF SELLER HEREUNDER OR (B) THE OWNERSHIP, USE, CONSTRUCTION, MAINTENANCE OR OPERATION OF (i) ANY OF THE EXCLUDED ASSETS OR ANY OTHER ASSET EXCLUDED OR ELIMINATED FROM THIS AGREEMENT AND (ii) THE ASSETS PRIOR TO THE EFFECTIVE TIME, EXCEPT TO THE EXTENT BUYER, AS THE OPERATOR OF THE ASSETS, IS RESPONSIBLE FOR THE COVERED LIABILITY AS A RESULT OF BUYER BEING IN BREACH OF AND LIABLE PURSUANT TO THE EXPRESS TERMS OF THE OPERATING AGREEMENT DATED JUNE 2, 2006, BY AND BETWEEN SELLER AND BUYER COVERING THE ASSETS (THE “JOA”), AND PROVIDED THE CLAIM FOR INDEMNIFICATION IS MADE WITHIN ONE YEAR FROM THE DATE OF THE CLOSING.  SELLER SHALL BE ENTITLED TO ALL RIGHTS AND DEFENSES IT

HAS UNDER THE JOA AS A RESULT OF BUYER BEING IN BREACH OF AND LIABLE UNDER THE EXPRESS TERMS OF THE JOA.

Section 9.3  Third Party Claims.  If a claim by a third party is made against a Seller Indemnified Party or a Buyer Indemnified Party (an “Indemnified Party”), and if such party intends to seek indemnity with respect thereto under this Article IX, such Indemnified Party shall promptly notify Buyer or Seller, as the case may be (the “Indemnitor”), in writing of such claim.  The Indemnitor shall have thirty (30) days after receipt of such notice to undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with it in connection therewith; provided that the Indemnitor shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by such Indemnified Party, however, the fees and expenses of such counsel shall be borne by such Indemnified Party.  So long as the Indemnitor, at Indemnitor’s cost and expense, (1) has undertaken the defense of, and assumed full responsibility for all Covered Liabilities with respect to, such claim, (2) is reasonably contesting such claim in good faith, by appropriate proceedings, and (3) has taken such action (including the posting of a bond, deposit or other security) as may be necessary to prevent any action to foreclose a lien against or attachment of the property of the Indemnified Party for payment of such claim, the Indemnified Party shall not pay or settle any such claim.  Notwithstanding compliance by the Indemnitor with the preceding sentence, the Indemnified Party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the Indemnitor for such claim.  If, within thirty (30) days after the receipt of the Indemnified Party’s notice of a claim of indemnity hereunder, the Indemnitor does not notify the Indemnified Party in writing that it elects, at Indemnitor’s cost and expense, to undertake the defense thereof and assume full responsibility for all Covered Liabilities with respect thereto, or gives such notice and thereafter fails to contest such claim in good faith or to prevent action to foreclose a lien against or attachment of the Indemnified Party’s property as contemplated above, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

Section 9.4  Direct Claims.  If an Indemnified Party is entitled to indemnity under Section 9.1 or 9.2 for a claim or other matter which does not involve a third party claim, and if Buyer or Seller intends to seek indemnity on behalf of an Indemnified Party with respect thereto by or from an Indemnitor pursuant to Section 9.1 or 9.2, then the Party electing to seek indemnity on behalf of an Indemnified Party shall promptly transmit to the Indemnitor a written notice describing in reasonable detail the nature of such claim or other matter, the Indemnified Party’s best estimate of the Covered Liabilities attributable to such claim or other matter (which shall not constitute an admission or be binding in any respect) and the basis for the Indemnified Party’s entitlement to indemnification under Section 9.1 or 9.2, as the case may be.  If the Indemnitor does not notify the Party who sent such notice within 30 days from its receipt of such notice that the Indemnitor does not dispute such claim for indemnity, the Indemnitor shall be deemed to have disputed such claim.

ARTICLE X
MISCELLANEOUS

Section 10.1  Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

Section 10.2  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

Section 10.3  Entire Agreement.  This Agreement (including the Conveyance, the Partial Assignment of Registration Rights Agreement and other agreements expressly contemplated by or incorporated herein) and the Appendix, Schedules and Exhibits hereto, and instruments referred to therein, contain the entire agreement between the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to herein.

Section 10.4  Expenses.  Buyer shall be responsible for  all recording fees relating to the filing of instruments transferring title to Buyer from Seller.  Seller shall be responsible for (a) all recording and other fees relating to title curative documents, (b) any sales Taxes which may become due and owing by reason of the sale of the Assets hereunder, (c) all transfer, stamp, documentary and similar Taxes imposed on the Parties with respect to the property transfer contemplated pursuant to this Agreement and (d) all income and other Taxes incurred by or imposed on Seller with respect to the transactions contemplated hereby.  All other costs and expenses incurred by each Party in connection with all things required to be done by it hereunder, including attorney’s fees, accountant fees and the expense of title examination, shall be borne by the Party incurring same.

Section 10.5  Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, by United States Mail, telecopy, telefax or other similar electronic transmission service to the appropriate address or number as set forth below.  Notices to Seller shall be addressed as follows:

Marshall R. Young Oil Co.
1320 S. University Drive, No. 400
Fort Worth, Texas 76107
Attention:  Greg Wilson
Telecopy No:  (817) 335-4843

With a copy to (which shall not constitute notice hereunder):

Harris, Finley & Bogle, P.C.
777 Main Street, Suite 3600
Fort Worth, Texas 76102-5341
Attention:  William G. Bredthauer
Telecopy No:  (817) 333-1195

or at such other address and to the attention of such other Person as Seller may designate by written notice to Buyer.  Notices to Buyer shall be addressed to:

Quicksilver Resources Inc.
777 West Rosedale Street
Fort Worth, Texas 76104
Attention:  John C. Cirone, Senior Vice President and General Counsel
Telecopy No.:  (817) 665-5021

With a copy to (which shall not constitute notice hereunder):

Fulbright & Jaworski L.L.P.
Fulbright Tower
1301 McKinney, Suite 5100
Houston, Texas 77010
Attention:  Deborah A. Gitomer
Telecopy No:  (713) 651-5246

or at such other address and to the attention of such other Person as Buyer may designate by written notice to Seller.

Section 10.6  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Neither this Agreement nor the obligations of any Party shall be assignable or transferable by such Party without the prior written consent of the other Party.

Section 10.7  Headings.  The headings to Articles, Sections and other subdivisions of this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

Section 10.8  Amendments and Waivers.  This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought.  Any Party may, only by an instrument in writing, waive compliance by another Party with any term or provision of this Agreement on the part of such other Party to be performed or complied with.  The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

Section 10.9  Appendix, Schedules and Exhibits.  The Appendix and all Schedules and Exhibits hereto which are referred to herein are hereby made a part hereof and incorporated herein by such reference.

Section 10.10    Interpretation.  In construing this Agreement:

(a)  Examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(b)  The word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions;

(c)  A defined term has its defined meaning throughout this Agreement and each exhibit, attachment, and schedule to this Agreement, regardless of whether it appears before or after the place where it is defined;

(d)  Each of the Appendix and each Exhibit and Schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and the Appendix or any Exhibit or Schedule, the provisions of the main body of this Agreement shall prevail; and

(e)  No consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement.

Section 10.11    Agreement for the Parties’ Benefit Only.  Except as specified in Article IX, which is also intended to benefit and to be enforceable by any of the Indemnified Parties, this Agreement is not intended to confer upon any Person not a Party any rights or remedies hereunder, and no Person, other than the Parties or the Indemnified Parties, is entitled to rely on any representation, warranty, covenant or agreement contained herein (provided, however, that any claim for indemnity hereunder on behalf of an Indemnified Party must be made and administered by a Party).

Section 10.12    Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 10.13    Limitation of Damages.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IN NO EVENT SHALL ANY PARTY AND/OR ITS AFFILIATES BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT OR PUNITIVE DAMAGES CLAIMED BY A PARTY OR ANY SELLER INDEMNIFIED PARTIES OR BUYER INDEMNIFIED PARTIES ARISING FROM OR RELATING TO (A) ANY ACTIONS FOR INDEMNIFICATION UNDER SECTION 9.1 OR SECTION 9.2, AS THE CASE MAY BE, (B) ANY ACTIONS RELATING TO ANY BREACH BY A PARTY IN THE EVENT OF A TERMINATION OF THIS AGREEMENT PURSUANT TO ARTICLE XIII OR (C) ANY OTHER BREACH OR ALLEGED BREACH OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BAR RECOVERY BY ONE PARTY AGAINST ANOTHER PARTY FOR COVERED LIABILITIES HEREUNDER TO THE EXTENT SUCH COVERED LIABILITIES ARE OWED BY THE CLAIMING PARTY TO AN UNAFFILIATED THIRD PARTY (WHICH

SHALL NOT INCLUDE ANY SELLER INDEMNIFIED PARTIES OR BUYER INDEMNIFIED PARTIES).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written.

SELLER:

MARSHALL R. YOUNG OIL CO., a Delaware corporation

By:	/s/ Shannon E. Y. Ray
Shannon E. Y. Ray
President

By:	/s/ George M. Young
George M. Young
Chairman

BUYER:

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ Glenn Darden
Glenn Darden
President and Chief Executive Officer

Signature Page to Asset Purchase Agreement

APPENDIX A

Attached to and made a part of that certain
Asset Purchase Agreement dated May 11, 2010,
by and between Marshall R. Young Oil Co., as “Seller”, and
Quicksilver Resources Inc., as “Buyer”

DEFINITIONS

“Accounting Referee” shall be as defined in Section 3.4.

“Adjusted Cash Consideration” shall be defined in Section 3.1(a).

“Adjusted Common Units Consideration” shall be as defined in Section 3.1(a).

“Adjustment Period” shall be as defined in Section 3.3(a).

“Adjusted Purchase Price” shall be as defined in Section 3.1(a).

“Adjusted Purchase Price Statement” shall be as defined in Section 3.1(b).

“Affiliate” shall mean, as to the Person specified, any Person controlling, controlled by or under common control with such specified Person.  The concept of control, controlling or controlled as used in the aforesaid context means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through the ownership of voting securities, by contract or otherwise.

“Agreed Rate” shall mean an annual rate of interest equal to the lesser of (i) eight percent (8%) and (ii) the maximum rate of interest allowed by Law.

“Agreement” shall be as defined in the preamble to the Asset Purchase Agreement.

“Assets” shall be as defined in Article II.

“Assumed Liabilities” shall mean all Covered Liabilities arising out of or attributable to the ownership, use, construction, maintenance or operation of the Assets before or after the Effective Time other than those for which Buyer is entitled to indemnification pursuant to Section 9.2.

“BreitBurn” shall mean BreitBurn Energy Partners L.P., a Delaware limited partnership.

“BreitBurn Partnership Agreement” shall mean the First Amended and Restated Limited Partnership Agreement of BreitBurn Energy Partners L.P., dated as of October 10, 2006, as amended.

“BreitBurn Registration Rights Agreement” shall mean the Registration Rights Agreement between Buyer and BreitBurn, dated as of November 1, 2007, as amended.

Appendix A, Page 1

“Buyer” shall be as defined in the preamble to this Agreement.

“Buyer Indemnified Parties” shall be as defined in Section 9.2.

“Cash Consideration” shall be as defined in Section 3.1(a).

“Cashiers Check” shall be as defined in Section 3.2.

“Check Amount” shall be as defined in Section 3.2.

“Closing” shall be the consummation of the transactions contemplated by Article VII.

“Closing Date” shall mean (i) May 11, 2010, or (ii) such other date as may be mutually agreed to by Seller and Buyer.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto, together with all regulations promulgated thereunder.

“Common Units” shall mean the common unit representing limited partnership interests issued by BreitBurn that are registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, and are listed for trading on the NASDAQ Global Select Market.

“Common Units Consideration” shall be as defined in Section 3.1(a).

“Conveyance” shall be as defined in Section 6.1.

“Covered Liabilities” shall mean any and all debts, losses, liabilities, duties, claims, damages, obligations, payments (including, without limitation, those arising out of any demand, assessment, settlement, judgment or compromise relating to any actual or threatened actions, suits, arbitrations, proceedings or investigations), Taxes, costs and expenses (including, without limitation, any attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending any actions, suits, arbitrations, proceedings or investigations), matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown, including, without limitation, any of the foregoing arising under, out of or in connection with any actions, suits, arbitrations, proceedings or investigations, any order or consent decree of any Governmental Authority, any award of any arbitrator, or any Law, contract, commitment or undertaking.

“Effective Time” shall mean 7:00 a.m., Central Standard Time, on January 1, 2010.

“Eligible Holder” means a person or entity qualified to hold an interest in oil and gas leases on federal lands.  As of the date hereof, Eligible Holder means: (1) a citizen of the United States; (2) a corporation organized under the laws of the United States or of any state thereof; (3) a public body, including a municipality; or (4) an association of United States citizens, such as a partnership or limited liability company, organized under the laws of the United States or of any state thereof, but only if such association does not have any direct or indirect foreign ownership, other than foreign ownership of stock in a parent corporation organized under the laws of the United States or of any state thereof. For the avoidance of doubt, onshore mineral

Appendix A, Page 2

leases or any direct or indirect interest therein may be acquired and held by aliens only through stock ownership, holding or control in a corporation organized under the laws of the United States or of any state thereof.

“Environmental Laws” shall mean all Laws relating to (i) the control of any pollutant or potential pollutant or protection of the air, water, land or the environment, (ii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation or (iii) exposure to hazardous, toxic, explosive, corrosive or other substances alleged to be harmful.  “Environmental Laws” shall include, but not be limited to, the Clean Air Act, 42 U.S.C. §  7401 et seq., the Clean Water Act, 33 U.S.C. §  1251 et seq., the Resource Conservation Recovery Act, 42 U.S.C. §  6901 et seq., the Superfund Amendments and Reauthorization Act, 42 U.S.C. § 11001 et seq., the Water Pollution Control Act, 33 U.S.C. §  1251 et seq., the Safe Drinking Water Act, 42 U.S.C. §  300f et seq. and the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §  9601 et seq.

“Excluded Assets” shall mean the following:

(a)  all deposits, cash, checks, funds and accounts receivable attributable to Seller’s interest in the Assets with respect to any period of time prior to the Effective Time;

(b)  all (i) Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods prior to the Effective Time, and (ii) proceeds from or of such Hydrocarbons;

(c)  all receivables and cash proceeds which were expressly taken into account and for which credit was given in the determination of Net Cash Flow pursuant to Section 3.3, as adjusted pursuant to Section 3.4; and

(d)  the Permitted Overriding Royalty Interests.

“Final Adjusted Purchase Price Statement” shall be as defined in Section 3.4.

“Governmental Authority” shall mean (i) the United States of America, (ii) any state, county, municipality or other governmental subdivision within the United States of America and (iii) any court or any governmental department, commission, board, bureau, agency or other instrumentality of the United States of America or of any state, county, municipality or other governmental subdivision within the United States of America.

“Hydrocarbons” shall mean crude oil, natural gas, casinghead gas, coalbed methane, distillate, condensate, natural gas liquids and other liquid or gaseous hydrocarbons and carbon dioxide.

“Hydrocarbon Interests” shall mean (i) leases affecting, relating to or covering any Hydrocarbons and the leasehold interests and estates in the nature of working or operating interests under such leases, as well as overriding royalties, net profits interests, production payments, carried interests, rights of recoupment and other interests in, under or relating to such leases, (ii) fee interests in Hydrocarbons, (iii) royalty interests in Hydrocarbons, (iv) any other interest in Hydrocarbons in place, (v) any economic or contractual rights, options or interests in

Appendix A, Page 3

and to any of the foregoing, including, without limitation, any farmout or farmin agreement affecting any interest or estate in Hydrocarbons, and (vi) any and all rights and interests attributable or allocable thereto by virtue of any pooling, unitization, communitization, production sharing or similar agreement, order or declaration.

“Indemnified Party” shall be as defined in Section 9.3.

“Indemnitor” shall be as defined in Section 9.3.

“Initial Adjusted Purchase Price Amount” shall be as defined in Section 3.1(b).

“JOA” shall be as defined in Section 9.2.

“JPMorgan” shall be as defined in Section 6.3.

“Land” shall be as defined in subsection (b) of Article II.

“Law” shall mean any applicable statute, law, ordinance, regulation, rule, ruling, order, restriction, requirement, writ, injunction, decree or other official act of or by any Governmental Authority.

“Negative Imbalance” shall mean, respectively as to each Property Subdivision to which the Subject Interests are attributable and without duplication, the sum (expressed in MMBtus) of (i) the aggregate make-up, prepaid or other volumes of natural gas that Seller was obligated as of the Effective Time, on account of prepayment, advance payment, take-or-pay, gas balancing or similar obligations, to deliver from the Subject Interests attributable to such Property Subdivision after the Effective Time without then or thereafter being entitled to receive full payment therefor (proportionately reduced to the extent Seller will be entitled to receive partial payment therefor) and (ii) the aggregate pipeline or processing plant imbalances or overdeliveries for which Seller is obligated to pay or deliver natural gas or cash as of the Effective Time to any pipeline, gatherer, transporter, processor, co-owner or purchaser in connection with any other natural gas attributable to the Subject Interests.

“Net Cash Flow” shall be as defined in Section 3.3(b).

“Net Revenue Interest” shall mean an interest (expressed as a percentage or decimal fraction) in and to all Hydrocarbons produced and saved from or attributable to a Property Subdivision.

“Partial Assignment of Registration Rights Agreement” shall be as defined in Section 7.3(c).

“Parties” and “Party” shall be defined in the preamble to this Agreement.

“Permitted Overriding Royalty Interests” shall mean the overriding royalty interests conveyed by Seller in the assignments described in Schedule I.

“Person” shall mean any Governmental Authority or any individual, firm, partnership, corporation, joint venture, trust, unincorporated organization or other entity or organization.

Appendix A, Page 4

“Preference Right” shall mean any right or agreement that enables or may enable any Person to purchase or acquire any Asset or any interest therein or portion thereof as a result of or in connection the execution or delivery of this Agreement or the consummation or performance of the terms and conditions contemplated by this Agreement.

“Property Schedule” means Exhibit A-2 attached to and made a part of this Agreement.

“Property Subdivision” shall mean each well location, well, well completion or other subdivision of property described or referenced in Part II of the Property Schedule.  The Property Subdivision with respect to any well, well location, well completion, or multiple well completion referenced in the Property Schedule shall include the spacing unit for such well, well location or well completion.

“Purchase Price” shall be as defined in Section 3.1(a).

“Records” shall be as defined in subsection (c)(iv) of Article II.

“Retained Asset” shall be as defined in Section 5.1.

“Securities Act” shall be as defined in Section 4.1(r).

“Seller” shall be as defined in the preamble to this Agreement.

“Seller Indemnified Parties” shall be as defined in Section 9.1.

“Subject Interests” shall be as defined in subsection (a) of Article II.

“Taxes” shall mean all federal, state and local taxes or similar assessments or fees, together with all interest, fines, penalties and additions thereto.

“Transfer Requirement” shall mean any consent, approval, authorization or permit of, or filing with or notification to, any Person which must be obtained, made or complied with for or in connection with any sale, assignment, transfer or encumbrance of any Asset or any interest therein in order (i) for such sale, assignment, transfer or encumbrance to be effective, (ii) to prevent any termination, cancellation, default, acceleration or change in terms (or any right thereof from arising) under any terms, conditions or provisions of any Asset (or of any agreement, instrument or obligation relating to or burdening any Asset) as a result of such sale, assignment, transfer or encumbrance, or (iii) to prevent the creation or imposition of any lien, charge, penalty, restriction, security interest or encumbrance on or with respect to any Asset (or any right thereof from arising) as a result of such sale, assignment, transfer or encumbrance; excluding, however, from the definition of Transfer Requirements consents and approvals of assignments by any Governmental Authority (other than consents and approvals by any Governmental Authority in connection with the assignment of any lease from a city or county that is included in the Subject Interests) that are customarily obtained after closing the transactions of this nature.

“Working Interest” shall mean the percentage of costs and expenses attributable to the maintenance, development and operation of a Property Subdivision.

Appendix A, Page 5

EXHIBIT 6.1

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

GENERAL CONVEYANCE

THIS GENERAL CONVEYANCE (this “Conveyance”) executed by MARSHALL R. YOUNG OIL CO. a Delaware corporation (“Assignor”), whose address is 1320 S. University Drive, No. 400, Fort Worth, Texas 76107, to QUICKSILVER RESOURCES INC., a Delaware corporation (“Assignee”), whose address is 777 West Rosedale Street, Fort Worth, Texas 76104, dated effective at 7:00 a.m. (Central Standard Time) on January 1, 2010 (said hour and day hereinafter called the “Effective Time”).

ARTICLE 1

CONVEYANCE OF ASSETS

Assignor, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee, the receipt and sufficiency of which consideration are hereby acknowledged and confessed, by these presents does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee, the following described assets and properties (except to the extent constituting Excluded Assets) (collectively, the “Assets”):

(a)   The undivided interests specified in Exhibit A in, to or under the Hydrocarbon Interests (hereinafter defined) described therein and all other interests of Assignor in, to or under or derived from any lands (i) covered by or subject to any of the Hydrocarbon Interests described in Exhibit A or (ii) included in the geographic area described in Exhibit A-1, even though such interests of Assignor may be incorrectly described or referred to in, or a description thereof may be omitted from, Exhibit A (the “Subject Interests”);

(b)   All right, title and interest of Assignor in and to the lands covered by or subject to the Subject Interests (the “Land”);

(c)   All right, title and interest of Assignor in and to or derived from the following insofar as the same are attributable to the Subject Interests or any of the other Assets:  (i) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Land, (ii) all agreements and contracts, easements, rights-of-way, servitudes and other estates, (iii) all real and personal property located in or upon the Lands or used in connection with the exploration, development or operation of the Subject Interests, and (iv) any and all lease files, title files, land files, division order files, marketing files, well files, production records, seismic, geological, geophysical and engineering data, and all other files, maps and data (in whatever form) arising out of or relating to the Subject Interests or the ownership, use, development, maintenance or operation of the other Assets; and

Exhibit 6.1, Page 1 of 8

(d)   All (i) Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods subsequent to the Effective Time and (ii) proceeds from or of Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods subsequent to the Effective Time.

For purposes of this Conveyance, the term “Hydrocarbon Interests” means (i) leases affecting, relating to or covering any crude oil, natural gas, casinghead gas, coalbed methane, distillate, condensate, natural gas liquids and other liquid or gaseous hydrocarbons and carbon dioxide (collectively, “Hydrocarbons”) and the leasehold interests and estates in the nature of working or operating interests under such leases, as well as overriding royalties, net profits interests, production payments, carried interests, rights of recoupment and other interests in, under or relating to such leases, (ii) fee interests in Hydrocarbons, (iii) royalty interests in Hydrocarbons, (iv) any other interest in Hydrocarbons in place, (v) any economic or contractual rights, options or interests in and to any of the foregoing, including, without limitation, any farmout or farmin agreement affecting any interest or estate in Hydrocarbons, and (vi) any and all rights and interests attributable or allocable thereto by virtue of any pooling, unitization, communitization, production sharing or similar agreement, order or declaration.

There is excluded from this Conveyance and the Assets and reserved unto Assignor the following described interests, rights and properties (the “Excluded Assets”):

(a)   all deposits, cash, checks, funds and accounts receivable attributable to Assignor’s interest in the Assets with respect to any period of time prior to the Effective Time;

(b)   all (i) Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods prior to the Effective Time, and (ii) proceeds from or of Hydrocarbons produced from or attributable to the Subject Interests with respect to all periods prior to the Effective Time;

(c)   all receivables and cash proceeds which were expressly taken into account and for which credit was given in the determination of Net Cash Flow pursuant to Section 3.3 of the Purchase Agreement (hereinafter defined), as adjusted pursuant to Section 3.4 of the Purchase Agreement;

(d)   the overriding royalty interests reserved in the assignments described in Exhibit B (the “Permitted Overriding Royalty Interests”); and

(e)    that certain oil and gas lease dated August 1, 2006, from Caleast Nat Texas LP, as Lessor, to Assignor, as Lessee, recorded as Document No. D206402249 in the Official Public Records of Tarrant County, Texas.

TO HAVE AND TO HOLD the Assets, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Assignee, its successors and assigns, forever; and Assignor does hereby bind itself and its successors and assigns, to warrant and forever defend Defensible Title (hereinafter defined) unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor and/or the Estate of William Kelly Young, but not otherwise;

Exhibit 6.1, Page 2 of 8

provided, however, that Assignee does hereby acknowledge and agree that it shall not be entitled to claim that a breach of such warranty of Defensible Title exists as a result of the Permitted Overriding Royalty Interests or any previous assignment of any Hydrocarbon Interest from Assignor to Assignee.  For purposes of this Conveyance, the terms (i) “Defensible Title” shall mean, respectively as to the Subject Interest or Subject Interests related to a particular well, well completion, well location or other subdivision of property described or refeferenced in Part II of Exhibit A (a “Property Subdivision”), good and defensible record title to such Property Subdivision and the Subject Interest or Subject Interests related to such Property Subdivision that:  (i) entitles Assignee to receive and retain, without suspension, reduction or termination, not less than the applicable Net Revenue Interest or Net Revenue Interests specified for such Property Subdivision in Part II of Exhibit A through plugging, abandonment and salvage of all wells comprising or included in such Property Subdivision and all wells now or hereafter producing from or attributable to such Property Subdivision; (ii) obligates Assignee to bear the costs and expenses attributable to the maintenance, development, and operation of such Property Subdivision through plugging, abandonment and salvage of all wells comprising or included in such Property Subdivision and all wells now or hereafter producing from or attributable to such Property Subdivision in an amount not greater than the applicable Working Interest or Working Interests specified for such Property Subdivision in Part II of Exhibit A; and (iii) except for Permitted Encumbrances (hereinafter defined), is free and clear of all liens, security interests, pledges, collateral assignments, charges, irregularities, deficiencies, defects and other encumbrances, and (ii) “Permitted Encumbrances” shall mean any of the following matters:

(1)   any (a) inchoate liens or charges constituting or securing the payment of expenses which were incurred incidental to maintenance, production or operation of the Assets or for the purpose of producing or processing Hydrocarbons therefrom or therein in the ordinary course of business and (b) materialman’s, mechanics’, repairman’s, employees’, contractors’, operators’ or other similar liens, security interests or charges for liquidated amounts arising in the ordinary course of business incidental to maintenance, production or operation of the Assets or the production or processing of Hydrocarbons therefrom, but only to the extent the matters in (a) and (b) are matters which Assignee has expressly agreed to assume or pay pursuant to the terms of the Purchase Agreement;

(2)   any liens for Taxes not yet delinquent;

(3)   any liens or security interests created by Law or reserved in oil, gas and/or mineral leases for royalty, bonus or rental or for compliance with the terms of the Subject Interests;

(4)   all Transfer Requirements expressly identified and set forth in Schedule 4.1(f) to the Purchase Agreement;

(5)   consents to assignment from Governmental Authorities that may be required under the terms of (or regulations specifically applicable to) any state leases in connection with the assignment thereof or any interest therein;

Exhibit 6.1, Page 3 of 8

(6)   any easements, rights of way, servitudes, permits or licenses to the extent such matters, individually or in the aggregate, do not (a) interfere in any material respect with Assignee’s operation of the portion of the Assets burdened thereby or (b) require Assignee to incur any liability with respect thereto;

(7)   Lessors’ royalties, overriding royalties, payments out of production, reversionary interests, convertible interests, net profits interests and other burdens affecting Assignee’s Net Revenue Interest if the net cumulative effect of such burdens does not operate to (a) reduce the Net Revenue Interest of Assignee in any Property Subdivision to less than the Net Revenue Interest for such Property Subdivision as set forth in Part II of Exhibit A; or (b) increase the Working Interest of Assignee in any such Property Subdivision to greater than the Working Interest therefor as set forth in Part II of Exhibit A (unless Assignee’s Net Revenue Interest therein is increased in the same proportion);

(8)   Non-consent penalties applied against the interest of Assignee arising under applicable operating agreements included in the Assets heretofore incurred if the net cumulative effective of such penalties does not (a) reduce Assignee’s Net Revenue Interest in any Property Subdivision below the Net Revenue Interest for such Property Subdivision set forth in Part II of Exhibit A or (b) increase the Working Interest of Assignee in any Property Subdivision to greater than the Working Interest therefor as set forth in Part II of Exhibit A (unless Assignee’s Net Revenue Interest therein is increased in the same proportion); and

(9)   Rights of reassignment upon the surrender or expiration of any lease.

ARTICLE 2

MISCELLANEOUS

2.1   Further Assurances.  Assignor covenants and agrees to execute and deliver to Assignee all such other and additional instruments and other documents and will do all such other acts and things as may be necessary to more fully assure to Assignee or its successors or assigns all of the respective properties, rights and interests herein and hereby granted or intended so to be, including, without limitation, executing separate assignments of individual oil, gas and mineral leases or interests therein which are included in the Assets and which are necessary to facilitate the recognition of Assignee’s ownership of the Assets by all applicable Governmental Authorities.

2.2   Separate Assignments.  Any separate assignments which have been, or will be, executed for filing with and approval by applicable Governmental Authorities (a) shall evidence the conveyance and assignment of the applicable Assets herein made, and shall not constitute any additional conveyance or assignment of the Assets, (b) are not intended to modify, and shall not modify, any of the terms, warranties, covenants and conditions set forth in this Conveyance, and (c) shall be deemed to contain all of the terms and provisions of this Conveyance, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

Exhibit 6.1, Page 4 of 8

2.3   Successors and Assigns.  All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignee.  All references herein to either Assignor or Assignee shall include their respective successors and assigns.

2.4   Counterparts.  This Conveyance is being executed in several original counterparts.  Each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one and the same assignment.

2.5   Filings.  As a matter of convenience and not as a limitation to the Assets covered by this Conveyance, the parties hereto may file in a particular county a counterpart of this Conveyance that only includes the descriptions of those Assets that are located in such county.

2.6   Purchase Agreement.  Any defined term used but not otherwise defined herein shall have the meaning given to such term in that certain Asset Purchase Agreement dated May 11, 2010, by and between Assignor, as “Seller”, and Assignee, as “Buyer” (the “Purchase Agreement”).

[SIGNATURE PAGE FOLLOWS]

Exhibit 6.1, Page 5 of 8

IN WITNESS WHEREOF, Assignor and Assignee have caused this Conveyance to be executed on the dates of their respective acknowledgments set forth below, to be effective, however, as of the Effective Time.

ASSIGNOR:

MARSHALL R. YOUNG OIL CO., a Delaware corporation

By:
Shannon E. Y. Ray
President

By:
George M. Young
Chairman

ASSIGNEE:

QUICKSILVER RESOURCES INC., a Delaware corporation

By:
Glenn Darden
President and Chief Executive Officer

Exhibit 6.1, Page 6 of 8

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on May 11, 2010, by Shannon E. Y. Ray, President of Marshall R. Young Oil Co., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public in and for the State of Texas

Printed Name of Notary

My commission expires:

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on May 11, 2010, by George M. Young, Chairman of Marshall R. Young Oil Co., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public in and for the State of Texas

Printed Name of Notary

My commission expires:

Exhibit 6.1, Page 7 of 8

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on May 11, 2010, by Glenn Darden, President and Chief Executive Officer of Quicksilver Resources Inc., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public in and for the State of Texas

Printed Name of Notary

My commission expires:

Exhibit 6.1, Page 8 of 8

EXHIBIT 6.3(A)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

NOTICE TO BREITBURN

May 10, 2010

Re:	Notice of Assignment

BreitBurn Energy Partners L.P.
515 South Flower Street, Suite 4800
Los Angeles, California  90071

Ladies and Gentlemen:

Pursuant to Section 2.10 of the registration rights agreement dated as of November 1, 2007 and as amended on April 5, 2010 (the “Registration Rights Agreement”) by and between Quicksilver Resources Inc. (“QRI”) and BreitBurn Energy Partners L.P. (“BBEP”), QRI hereby gives notice to you of the proposed assignment by QRI of 3,619,901 Acquired Units (as defined in the Registration Rights Agreement) to Marshall R. Young Oil Co. (“MRYO”) and of the proposed assignment of QRI’s rights under the Registration Rights Agreement related to such 3,619,901 Acquired Units.  The parties anticipate that MRYO will acquire the Acquired Units on May 11, 2010 or shortly thereafter pursuant to a private placement exemption.  MRYO’s address is 1320 S. University Drive, No. 400, Fort Worth, Texas 76107, Attention:  Shannon Y. Ray, President, and facsimile is (817) 877-3278.  As required by Section 2.10 of the Registration Rights Agreement, pursuant to the Assignment Agreement between us and MRYO, a copy of the form of which is enclosed, MRYO will assume in writing responsibility for its portion of our obligations under the Registration Rights Agreement.

Please do not hesitate to contact Elizabeth Giddens at (817) 665-4894 if you have any questions with respect to the foregoing.

Very truly yours,

QUICKSILVER RESOURCES INC.

By:	/s/ Glenn Darden
Name:	Glenn Darden
Title:	President and Chief Executive Officer

777 West Rosedale Street
Fort Worth, Texas 76104
817-665-5000 Fax: 817-665-5005
www.qrinc.com

EXHIBIT 6.3(B)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

TRANSFER AGENT LETTER

Quicksilver Resources Inc. 777 West Rosedale Street Fort Worth, Texas 76104	JPMorgan Chase Bank, N.A. 10 South Dearborn, 7th Floor Chicago, Illinois 60603

May 11, 2010

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
Attn: Joe Alicia

Re:    Certificate issued to Quicksilver Resources Inc. evidencing 21,347,972 common units in BreitBurn Energy Partners L.P. (“BreitBurn”), CUSIP 106776 10 7, certificate number BBEP 0114 (the “Certificate”).

Dear Mr. Alicia:

The above-referenced Certificate was issued by American Stock Transfer & Trust Company, as transfer agent and registrar, on November 1, 2007.  Quicksilver Resources Inc. (“Quicksilver”) previously pledged the Certificate to JPMorgan Chase Bank, N.A. (“JP Morgan”).  The original Certificate is included with this letter.

Quicksilver has entered into an Asset Purchase Agreement with Marshall R. Young Oil Co. (“MRYOC”) for the purchase of certain assets.  As part of the consideration for the purchase of the assets, Quicksilver has assigned 3,619,901 of its common units in BreitBurn to MRYOC.  Included with this letter is a copy of the Assignment Separate From Certificate.  Also included with this letter are the resolutions of the Board of Directors of Quicksilver authorizing its officers to execute, on behalf of Quicksilver, the Asset Purchase Agreement and such other documents as are necessary to consummate the transactions contemplated therein.

You are hereby instructed and authorized, as transfer agent and registrar, to cancel the Certificate and replace the same with five (5) new certificates of restricted common units as follows:

Number of Common Units in BreitBurn Energy Partners L.P.	Issued in the Name of	To be Sent to	Date of Issuance
17,728,071	Quicksilver Resources Inc. Tax ID # 75-2756163	Vinson & Elkins LLP 2001 Ross Ave., Ste 3700 Dallas, TX 75201-2975 Attn: Erec Winandy	May 11, 2010
1,000,000	Marshall R. Young Oil Co. Tax ID # 75-0889538 1320 S. University Dr., No. 400 Fort Worth, TX 76107	Texas Capital Bank, N.A. 2000 McKinney Ave., Ste 700 Dallas, TX 75201 Attn: Sharon Butler, Sr. Vice Pres.	May 11, 2010
1,000,000	Marshall R. Young Oil Co. Tax ID # 75-0889538 1320 S. University Dr., No. 400 Fort Worth, TX 76107	Texas Capital Bank, N.A. 2000 McKinney Ave., Ste 700 Dallas, TX 75201 Attn: Sharon Butler, Sr. Vice Pres.	May 11, 2010
1,000,000	Marshall R. Young Oil Co. Tax ID # 75-0889538 1320 S. University Dr., No. 400 Fort Worth, TX 76107	Texas Capital Bank, N.A. 2000 McKinney Ave., Ste 700 Dallas, TX 75201 Attn: Sharon Butler, Sr. Vice Pres.	May 11, 2010
619,901	Marshall R. Young Oil Co. Tax ID # 75-0889538 1320 S. University Dr., No. 400 Fort Worth, TX 76107	Texas Capital Bank, N.A. 2000 McKinney Ave., Ste 700 Dallas, TX 75201 Attn: Sharon Butler, Sr. Vice Pres.	May 11, 2010

If any other documentation is required in order to issue the certificates as described above, or if for any reason you cannot strictly comply with the terms of this request, please immediately contact Elizabeth Giddens of Quicksilver at (817) 665-4894; provided, however, that any changes to the instructions provided in this letter shall also require the consent of JPMorgan and MRYOC.  Furthermore, if you are unable to complete this request prior to 5:00 p.m. Central Time on May 31, 2010, you are hereby instructed to return the original Certificate to Erec Winandy of Vinson & Elkins LLP at the address listed above.

If you have any other questions regarding the above matters, please do not hesitate to contact Elizabeth Giddens of Quicksilver at (817) 665-4894; Brian P. Orlando of JPMorgan at (214) 965-3245; or Patrick Reardon, counsel to MRYOC at (817) 348-8801.

[Signature Page Follows]

Sincerely,

QUICKSILVER RESOURCES INC.

By:
Vanessa Gomez LaGatta
Vice President - Treasurer

JPMORGAN CHASE BANK, N.A.

By:
Brian P. Orlando
Vice President

Please acknowledge receipt of the original Certificate and confirm your agreement to strictly comply with these instructions by signing and dating a copy of this letter in the space provided below and returning such signed copy to Erec Winandy of Vinson & Elkins LLP at the address listed above, by e-mail to ewinandy@velaw.com or by fax to (214) 999-7756.

AMERICAN STOCK TRANSFER & TRUST COMPANY
By:

Name:
Title:
Date:

cc:
Greg Brown, BreitBurn Energy Partners L.P.
Joseph P. Hadley, Davis Polk & Wardwell LLP
Shannon Y. Ray, Marshall R. Young Oil Co.
Patrick A. Reardon, The Reardon Firm, 1000 Macon St., Ste. 300, Fort Worth, TX 76102

encl.:	Original Certificate Assignment Separate From Certificate Resolutions of Board of Directors of Quicksilver

EXHIBIT 7.2(b)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

AFFIDAVIT OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.  To inform the transferee, Quicksilver Resources Inc., a Delaware corporation (“Transferee”), that withholding of tax is not required upon the disposition of a United States real property interest by Marshall R. Young Oil Co., a Delaware corporation (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.   Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.   Transferor’s United States employer identification number is 75-0889538; and

3.   Transferor’s office address is 1320 S. University Drive, Suite 400, Fort Worth, Texas  76107.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

IN WITNESS WHEREOF, the undersigned has executed this certificate effective as of May 11, 2010.

MARSHALL R. YOUNG OIL CO.

By:
Shannon E. Y. Ray
President

By:
George M. Young
Chairman

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on May 11, 2010, by Shannon E. Y. Ray, President of Marshall R. Young Oil Co., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public in and for the State of Texas

Printed Name of Notary

My commission expires:

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

This instrument was acknowledged before me on May 11, 2010, by George M. Young, Chairman of Marshall R. Young Oil Co., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public in and for the State of Texas

Printed Name of Notary

My commission expires:

EXHIBIT 7.3(b)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned, Quicksilver Resources Inc., a Delaware corporation (the “Assignor”), hereby sells, assigns and transfers to Marshall R. Young Oil Co., a Delaware corporation (the “Assignee”), pursuant to the terms and conditions of that certain Asset Purchase Agreement dated of even date herewith by and between the Assignor and the Assignee, all if its rights, title and interest in and to 3,619,901 Common Units representing limited partnership interests in BreitBurn Energy Partners, L.P., a Delaware limited partnership (the “Company”), standing in the Assignor’s name on the books of the Company, and does hereby irrevocably constitute and appoint ____________________________________ as attorney-in-fact to transfer said interests on the books of the Company, with full power of substitution in the premises.  Upon the Company’s or the Assignee’s written request, the Assignor shall execute and deliver from time to time hereafter all such further documents and instruments and shall do and perform all such acts as may be reasonably necessary to give full effect to the intent of this Assignment Separate From Certificate.

IN WITNESS WHEREOF, the Assignor has executed this Assignment Separate from Certificate effective as of the 11th day of May, 2010.

QUICKSILVER RESOURCES INC.

By:
Name:	Glenn Darden
Title:	President and Chief Executive Officer

EXHIBIT 7.3(c)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

PARTIAL ASSIGNMENT OF REGISTRATION RIGHTS AGREEMENT

ASSIGNMENT AGREEMENT

This Assignment Agreement is entered into as of May 11, 2010 by and between Quicksilver Resources Inc. (“QRI”) and Marshall R. Young Oil Co. (“MRYO”).

W I T N E S S E T H :

WHEREAS, QRI and MRYO are parties to an asset purchase agreement dated as of May 11, 2010 (the “Purchase Agreement”) pursuant to which QRI has agreed, on the terms and subject to the conditions contained therein, to purchase from MRYO certain specified assets in exchange for $62,000,000 and 3,619,901 common units representing limited partner interests (“Units”) in Breitburn Energy Partners L.P. (“BBEP”);

WHEREAS, QRI is party to a registration rights agreement by and between BBEP and QRI dated as of November 1, 2007 and as amended as of April 5, 2010 (the “Registration Rights Agreement”) relating to the Units;

WHEREAS, QRI desires to transfer to MRYO its rights under the Registration Rights Agreement relating to the 3,619,901 Units pursuant to Section 2.10 of the Registration Rights Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Assignment and Acceptance. QRI hereby assigns to MRYO its rights and responsibilities under the Registration Rights Agreement relating to the 3,619,901 Units purchased by MRYO pursuant to the Purchase Agreement.  MRYO hereby accepts assignment of such rights and assumes such responsibilities.

Section 2.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.  Counterparts.  This Assignment Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the date first above written.

QUICKSILVER RESOURCES INC.

By:
Name:	Glenn Darden
Title:	President and Chief Executive Officer

MARSHALL R. YOUNG OIL CO.

By:
Name:	Shannon E. Y. Ray
Title:	President

By:
Name:	George M. Young
Title:	Chairman

2

EXHIBIT A-1

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

GEOGRAPHIC AREA

EXHIBIT A-2

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

PROPERTY SCHEDULE

I.  PART I

QRI File No	Lease Name	Original Lessee	Lse Dated	Recorded County	Document #	Amended Date	Amendment Document #
TX4390002.01	MICHAEL C OLCOTT	MARSHALL R YOUNG OIL COMPANY	03/25/2005	TARRANT	D205143296
TX4390002.02	MARY SUSAN OLCOTT	MARSHALL R YOUNG OIL COMPANY	06/20/2005	TARRANT	D205177448
TX4390002.03	OLCOTT TRUSTS FROST BK TR	MARSHALL R YOUNG OIL COMPANY	09/15/2005	TARRANT	D205281911
TX4390003.01	LUCILLA S GARRETT	MARSHALL R YOUNG OIL COMPANY	04/05/2005	TARRANT	D205138067
TX4390003.02	JOHN B SARTAIN	MARSHALL R YOUNG OIL COMPANY	04/05/2005	TARRANT	D205138066
TX4390003.03	J EDWARD SARTAIN	MARSHALL R YOUNG OIL COMPANY	04/05/2005	TARRANT	D205163408
TX4390004.00	JACK R MCLAUGHLIN TRUSTEE	MARSHALL R YOUNG OIL COMPANY	01/19/2005	TARRANT	D205170539
TX4390005.00	S L SIBERT COMPANY INC	MARSHALL R YOUNG OIL COMPANY	05/12/2005	TARRANT	D205163412
TX4390006.00	303 BUSINESS PARK VENTURE	MARSHALL R YOUNG OIL COMPANY	05/12/2005	TARRANT	D205170540
TX4390007.00	DEBORAH MUSE	MARSHALL R YOUNG OIL COMPANY	04/18/2005	TARRANT	D205170541	02/06/2009	D209058250
TX4390007.00	DEBORAH MUSE					04/11/2008	D208172617
TX4390008.00	JOHN W FITZWATER ET UX TR	MARSHALL R YOUNG OIL COMPANY	04/12/2005	TARRANT	D205241482
TX4390009.00	LAKE ARLINGTON STORAGE LP	MARSHALL R YOUNG OIL COMPANY	04/12/2005	TARRANT	D205241481
TX4390010.00	TRINA M CHARLES-YEANDLE	MARSHALL R YOUNG OIL COMPANY	05/20/2005	TARRANT	D205255628
TX4390011.00	ELMER E HUBBLE ET UX	MARSHALL R YOUNG OIL COMPANY	04/07/2005	TARRANT	D205110052
TX4390013.00	GLORIA DESADIER	MARSHALL R YOUNG OIL COMPANY	05/23/2005	TARRANT	D205231013
TX4390014.00	GUSTAVO L LEAL ET UX	MARSHALL R YOUNG OIL COMPANY	05/24/2005	TARRANT	D205264964

Exhibit A-2 – Part I – Page 1

TX4390015.00	DARRELL STORY	MARSHALL R YOUNG OIL COMPANY	05/23/2005	TARRANT	D205225631
TX4390016.00	DICKY HAMPTON, ET UX	MARSHALL R YOUNG OIL COMPANY	05/23/2005	TARRANT	D205255630
TX4390017.00	820/MARTIN DEVELOPMENT LP	MARSHALL R YOUNG OIL COMPANY	04/14/2005	TARRANT	D205112088
TX4390018.00	S L MYERS TRUST ET AL	MARSHALL R YOUNG OIL COMPANY	04/14/2005	TARRANT	D205105376
TX4390019.01	WILLIAM SOWELL ET UX	MARSHALL R YOUNG OIL COMPANY	05/18/2005	TARRANT	D205163409
TX4390019.02	RONNIE EUGENE KETCHUM	MARSHALL R YOUNG OIL COMPANY	09/01/2005	TARRANT	D205292840
TX4390019.03	PERRY W KETCHUM	MARSHALL R YOUNG OIL COMPANY	09/01/2005	TARRANT	D205307388
TX4390019.04	LARRY CHARLES KETCHUM	MARSHALL R YOUNG OIL COMPANY	09/01/2005	TARRANT	D205342979
TX4390021.00	VIVIENNE B WILLIAMS ET AL	MARSHALL R YOUNG OIL COMPANY	07/01/2005	TARRANT	D205255638
TX4390022.00	ERNEST THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	11/18/2005	TARRANT	D206017040
TX4390023.00	GUINA J HEDGE KRAFT	MARSHALL R YOUNG OIL COMPANY	06/01/2005	TARRANT	D205225632
TX4390024.00	ROBERT CHAPMAN ET UX	MARSHALL R YOUNG OIL COMPANY	06/07/2005	TARRANT	D205225633
TX4390025.00	EARL BURLESON, DON DOHERTY	MARSHALL R YOUNG OIL COMPANY	05/13/2005	TARRANT	D205163410
TX4390026.00	E-DOR LTD	MARSHALL R YOUNG OIL COMPANY	04/29/2005	TARRANT	D205163411
TX4390027.01	JOHN MICHAEL DAVIS	MARSHALL R YOUNG OIL COMPANY	12/05/2005	TARRANT	D206017041
TX4390027.02	LINDA RADER OVERMAN	MARSHALL R YOUNG OIL COMPANY	09/02/2005	TARRANT	D205342980
TX4390027.03	WEB MADDOX TRUST	MARSHALL R YOUNG OIL COMPANY	09/20/2005	TARRANT	D205281913
TX4390027.04	ROSALIE ANN RADER	MARSHALL R YOUNG OIL COMPANY	08/30/2005	TARRANT	D205281912
TX4390027.05	BETTY J. MOORE	MARSHALL R YOUNG OIL COMPANY	06/10/2005	TARRANT	D205220506
TX4390027.06	JOHN N FRY	MARSHALL R YOUNG OIL COMPANY	06/10/2005	TARRANT	D205209263
TX4390027.07	CAROLYN CAMPBELL	MARSHALL R YOUNG OIL COMPANY	06/10/2005	TARRANT	D205209264
TX4390027.08	GRAYCE H. DAVIS	QUICKSILVER RESOURCES INC	06/14/2005	TARRANT	D205209265
TX4390027.09	ROSEMARY HULBURT	MARSHALL R YOUNG OIL COMPANY	06/10/2005	TARRANT	D205209266

Exhibit A-2 – Part I – Page 2

TX4390027.10	ROBERT N RADER	MARSHALL R YOUNG OIL COMPANY	06/24/2005	TARRANT	D205209267
TX4390027.11	SHARON FOX	MARSHALL R YOUNG OIL COMPANY	06/21/2005	TARRANT	D205220505
TX4390027.12	JUDITH E BEEBE	MARSHALL R YOUNG OIL COMPANY	06/27/2005	TARRANT	D205220504
TX4390027.13	JAMES NEWTON	MARSHALL R YOUNG OIL COMPANY	06/29/2005	TARRANT	D205220502
TX4390027.14	PAT PACKARD	MARSHALL R YOUNG OIL COMPANY	07/01/2005	TARRANT	D205220501
TX4390027.15	GERALD S NEWTON	MARSHALL R YOUNG OIL COMPANY	06/29/2005	TARRANT	D205220503
TX4390027.16	EDWARD TUCKER MUSE	MARSHALL R YOUNG OIL COMPANY	06/23/2006	TARRANT	D207117225
TX4390027.17	EWELL H MUSE	MARSHALL R YOUNG OIL COMPANY	06/23/2006	TARRANT	D206220922
TX4390027.18	BILLIE B MOSITES TRUSTEE	MARSHALL R YOUNG OIL COMPANY	10/04/2006	TARRANT	D206323151
TX4390027.19	CHERYL A MOSITES	MARSHALL R YOUNG OIL COMPANY	10/04/2006	TARRANT	D206323152
TX4390027.20	DUVONNE C MOSITES	MARSHALL R YOUNG OIL COMPANY	10/04/2006	TARRANT	D206323153
TX4390027.21	CRISTIE L MOSITES	MARSHALL R YOUNG OIL COMPANY	10/04/2006	TARRANT	D206323154
TX4390027.22	LORI D MOSITES	MARSHALL R YOUNG OIL COMPANY	10/04/2006	TARRANT	D206323155
TX4390027.23	EWELL H MUSE III	MARSHALL R YOUNG OIL COMPANY	02/05/2007	TARRANT	D207088320
TX4390027.24	EDWARD TUCKER MUSE	MARSHALL R YOUNG OIL COMPANY	02/05/2007	TARRANT	D207088319
TX4390027.25	JESSICA CADWELL	MARSHALL R YOUNG OIL COMPANY	05/30/2007	TARRANT	D207233344
TX4390027.26	KRISTINE ASHTON	MARSHALL R YOUNG OIL COMPANY	05/09/2007	TARRANT	D207217310
TX4390027.27	DOUGLAS CADWELL	MARSHALL R YOUNG OIL COMPANY	05/09/2007	TARRANT	D207217311
TX4390027.28	E P MADDOX III	QUICKSILVER RESOURCES INC	09/27/2007	TARRANT	D207408114
TX4390027.29	F CHRIS FARKAS TRUST	QUICKSILVER RESOURCES INC	12/19/2007	TARRANT	D208001564
TX4390027.30	DAUN CRAIG FARKAS	QUICKSILVER RESOURCES INC	11/05/2007	TARRANT	D208024437
TX4390027.31	EDWARD M MUSE TRUST	QUICKSILVER RESOURCES INC	11/30/2007	TARRANT	D207450509
TX4390027.32	NANCY LEE BASS	QUICKSILVER RESOURCES INC	11/30/2007	TARRANT	D207450510
TX4390027.33	NANCY MUSE LEE BASS	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209125162

Exhibit A-2 – Part I – Page 3

TX4390027.34	LUCY RYAN MUSE	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209125163
TX4390027.35	EDWARD M MUSE TRUST	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209125164
TX4390027.36	LINDA RADER OVERMAN	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134576
TX4390027.37	CAROLYN CAMPBELL	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134577
TX4390027.38	SHARON FOX	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134578
TX4390027.39	PATRICIA L PACKARD	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134579
TX4390027.40	GERALD S NEWTON	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134580
TX4390027.41	JAMES A NEWTON	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134581
TX4390027.42	JOHN N FRY	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134583
TX4390027.43	GRAYCE H DAVIS	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209134582
TX4390027.44	JUDITH E BEEBE	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209145772
TX4390027.45	ROSALIE ANN RADER	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209145770
TX4390027.46	CADWELL-MCCLEEREY FM TR	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209159509
TX4390027.47	JESSICA CADWELL	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209154618
TX4390027.48	ROSEMARY HULBURT	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209154620
TX4390027.49	JOHN MICHAEL DAVIS	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209154623
TX4390027.50	ROBERT N RADER	QUICKSILVER RESOURCES INC	04/16/2009	TARRANT	D209154622
TX4390027.51	DONO W MOORE	QUICKSILVER RESOURCES INC	06/15/2009	TARRANT	D209175671
TX4390027.52	KRISTINE WITHAM	QUICKSILVER RESOURCES INC	06/30/2009	TARRANT	D209197945
TX4390028.00	MARK MATSON ET UX	MARSHALL R YOUNG OIL COMPANY	05/16/2005	TARRANT	D205185616
TX4390029.00	SOUTH LOOP 820 LP	MARSHALL R YOUNG OIL COMPANY	05/09/2005	TARRANT	D205185617	05/29/2009	D209168072
TX4390030.00	SCI TEXAS FUNERAL SERVICES	MARSHALL R YOUNG OIL COMPANY	06/24/2005	TARRANT	D205195024

Exhibit A-2 – Part I – Page 4

TX4390031.00	ROBERT F HENDERSON ET UX	MARSHALL R YOUNG OIL COMPANY	04/30/2005	TARRANT	D205195025
TX4390032.00	RICHARD MCQUEEN	MARSHALL R YOUNG OIL COMPANY	06/30/2005	TARRANT	D205202774
TX4390033.00	JAMES W WILBORN ET UX	MARSHALL R YOUNG OIL COMPANY	05/11/2005	TARRANT	D205241495
TX4390034.00	SUN VALLEY INDUSTRIAL PARK	MARSHALL R YOUNG OIL COMPANY	05/09/2005	TARRANT	D205209268
TX4390035.00	AL RAY BULLS JR	MARSHALL R YOUNG OIL COMPANY	06/14/2005	TARRANT	D205209269
TX4390036.00	DJK INC	MARSHALL R YOUNG OIL COMPANY	11/30/2005	TARRANT	D206067890	05/07/2008	D208257909
TX4390037.00	SHERRY LAWHON ET VIR	MARSHALL R YOUNG OIL COMPANY	01/27/2006	TARRANT	D206067887	03/26/2008	D208283201
TX4390038.00	G L HARRIS ET UX	MARSHALL R YOUNG OIL COMPANY	02/08/2006	TARRANT	D206067888
TX4390039.00	NURUL A CHOWDHURY ET UX	MARSHALL R YOUNG OIL COMPANY	02/05/2006	TARRANT	D206067891
TX4390040.00	AEROSPACE OPTICS INC	MARSHALL R YOUNG OIL COMPANY	02/07/2006	TARRANT	D206067889
TX4390041.00	FRANK NGUYEN ET UX	MARSHALL R YOUNG OIL COMPANY	08/12/2005	TARRANT	D206094635
TX4390042.00	BOBBY DAVIS	MARSHALL R YOUNG OIL COMPANY	02/21/2006	TARRANT	D206094636
TX4390043.00	JOSE A MORENO ET UX	MARSHALL R YOUNG OIL COMPANY	04/11/2006	TARRANT	D206123047
TX4390044.00	JOY LYNN THOMPSON	MARSHALL R YOUNG OIL COMPANY	03/27/2006	TARRANT	D206123050
TX4390045.00	DARLA RAY-SMITH/CECIL RAY	MARSHALL R YOUNG OIL COMPANY	02/18/2006	TARRANT	D206123051
TX4390046.00	THOMAS E CAESAR ET UX	MARSHALL R YOUNG OIL COMPANY	02/08/2006	TARRANT	D206162967
TX4390047.00	GARY E NICHOLS ET UX	MARSHALL R YOUNG OIL COMPANY	05/18/2006	TARRANT	D206162970
TX4390049.00	VIOLET MAE MCDONALD	MARSHALL R YOUNG OIL COMPANY	05/22/2006	TARRANT	D206178713
TX4390050.00	JERRY W GURGANUS	MARSHALL R YOUNG OIL COMPANY	05/22/2006	TARRANT	D206178715
TX4390051.00	GRADY W CLIFTON JR	MARSHALL R YOUNG OIL COMPANY	04/13/2006	TARRANT	D206123049
TX4390052.00	JESUS MORENO	MARSHALL R YOUNG OIL COMPANY	04/11/2006	TARRANT	D206123048
TX4390053.00	ROSE MARY MCCLUNG	MARSHALL R YOUNG OIL COMPANY	05/22/2006	TARRANT	D206178714
TX4390054.00	SCOTT W SHANNON	MARSHALL R YOUNG OIL COMPANY	11/10/2005	TARRANT	D205366364

Exhibit A-2 – Part I – Page 5

TX4390056.00	DARRELL R JEFFRESS ET UX	MARSHALL R YOUNG OIL COMPANY	11/10/2005	TARRANT	D205366365
TX4390057.00	CONLEY LOTT NICHOLS MA CO	MARSHALL R YOUNG OIL COMPANY	09/28/2005	TARRANT	D205366366	03/16/2009	D209082160
TX4390059.00	RAYMOND C DAVIS	MARSHALL R YOUNG OIL COMPANY	10/24/2005	TARRANT	D205366367
TX4390060.00	GLADYS JO LILLY	MARSHALL R YOUNG OIL COMPANY	07/11/2005	TARRANT	D205366368
TX4390061.00	CAPITAL ACCUMULATION & PRE	MARSHALL R YOUNG OIL COMPANY	11/18/2005	TARRANT	D205384589
TX4390062.00	LAWHON INC	MARSHALL R YOUNG OIL COMPANY	11/11/2005	TARRANT	D205384590	02/12/2009	D209066274
TX4390063.00	LARRY PEABODY EXEC	MARSHALL R YOUNG OIL COMPANY	11/23/2005	TARRANT	D205384591
TX4390064.00	ROBERT WARD WILLIAMS	MARSHALL R YOUNG OIL COMPANY	11/18/2005	TARRANT	D205384592
TX4390065.00	SHERRY LAWHON ET VIR	MARSHALL R YOUNG OIL COMPANY	11/11/2005	TARRANT	D205384593
TX4390066.00	MICHAEL W SHIELDS	MARSHALL R YOUNG OIL COMPANY	11/17/2005	TARRANT	D205384595
TX4390067.00	LONNA MASSINGALE	MARSHALL R YOUNG OIL COMPANY	06/23/2005	TARRANT	D205225634
TX4390068.00	CHARLIE W HARKCOM ET UX	MARSHALL R YOUNG OIL COMPANY	06/23/2005	TARRANT	D205225635
TX4390069.00	KATHRYN LEE WHITE	MARSHALL R YOUNG OIL COMPANY	06/29/2005	TARRANT	D205225636
TX4390070.00	PAUL R LORICH	MARSHALL R YOUNG OIL COMPANY	07/06/2005	TARRANT	D205225637
TX4390071.00	LINDA JEAN COGBURN	MARSHALL R YOUNG OIL COMPANY	07/06/2005	TARRANT	D205225638
TX4390072.00	RICHARD STEVE ROMANS ET UX	MARSHALL R YOUNG OIL COMPANY	07/11/2005	TARRANT	D205225639
TX4390073.00	SANDRA IRENE ROMANS	MARSHALL R YOUNG OIL COMPANY	07/11/2005	TARRANT	D205225640
TX4390074.00	DOROTHY LAVERNE WILLIAMS	MARSHALL R YOUNG OIL COMPANY	07/11/2005	TARRANT	D205225641
TX4390075.00	WILLIE R STEWART	MARSHALL R YOUNG OIL COMPANY	07/06/2005	TARRANT	D205225642
TX4390076.00	TONY D DEAUMAN ET UX	MARSHALL R YOUNG OIL COMPANY	07/11/2005	TARRANT	D205225643
TX4390077.00	WILLARD J COLE ET UX	MARSHALL R YOUNG OIL COMPANY	07/11/2005	TARRANT	D205225644
TX4390078.00	DONALD GILBERT SIMONS	MARSHALL R YOUNG OIL COMPANY	07/18/2005	TARRANT	D205225645
TX4390079.00	SAMER A ALSABE ET UX	MARSHALL R YOUNG OIL COMPANY	07/26/2005	TARRANT	D205225646

Exhibit A-2 – Part I – Page 6

TX4390080.00	HERBERT CECIL BERRY ET UX	MARSHALL R YOUNG OIL COMPANY	07/12/2005	TARRANT	D205225647
TX4390081.00	H F TULL III ET UX	MARSHALL R YOUNG OIL COMPANY	07/11/2005	TARRANT	D205225648
TX4390082.00	MARGARET EAGAN	MARSHALL R YOUNG OIL COMPANY	07/18/2005	TARRANT	D205231014
TX4390083.00	THE FORT WORTH VILLAS	MARSHALL R YOUNG OIL COMPANY	05/16/2005	TARRANT	D205241496
TX4390085.00	ROY SAMUEL FIELDS JR ET UX	MARSHALL R YOUNG OIL COMPANY	07/18/2005	TARRANT	D205255639
TX4390086.00	RONALD W WERTZ	MARSHALL R YOUNG OIL COMPANY	07/27/2005	TARRANT	D205264967
TX4390087.00	WHIZ-Q INC	MARSHALL R YOUNG OIL COMPANY	08/03/2005	TARRANT	D205264965	04/16/2009	D209119325
TX4390087.00	WHIZ-Q INC					05/14/2009	D209129593
TX4390088.00	OVERNITE TRANSPORATION CO	MARSHALL R YOUNG OIL COMPANY	08/10/2005	TARRANT	D205281914
TX4390089.00	PITTMAN CONSTRUCTION INC	MARSHALL R YOUNG OIL COMPANY	08/07/2005	TARRANT	D205281917
TX4390090.00	TRIPLE SEVEN STORES	MARSHALL R YOUNG OIL COMPANY	07/28/2005	TARRANT	D205281916
TX4390091.00	W H GROVE ESTATE	MARSHALL R YOUNG OIL COMPANY	09/20/2005	TARRANT	D205281915
TX4390092.00	RAYMUNDO DELGADO ET UX	MARSHALL R YOUNG OIL COMPANY	09/19/2005	TARRANT	D205292841
TX4390093.00	MARIA DELIA PAZ	MARSHALL R YOUNG OIL COMPANY	08/18/2005	TARRANT	D205292842
TX4390094.00	ERICA ROBLES SANCHEZ	MARSHALL R YOUNG OIL COMPANY	08/31/2005	TARRANT	D205292843
TX4390095.00	THOMAS R SPEARS	MARSHALL R YOUNG OIL COMPANY	09/26/2005	TARRANT	D205292844
TX4390096.00	BOWER & PARKER INV INC	MARSHALL R YOUNG OIL COMPANY	08/12/2005	TARRANT	D205292845
TX4390097.00	RUDOLF REYES ET UX	MARSHALL R YOUNG OIL COMPANY	10/15/2005	TARRANT	D205342985
TX4390098.00	EASTLAND REAL ESTATE INV	MARSHALL R YOUNG OIL COMPANY	10/24/2005	TARRANT	D205342984
TX4390099.00	JUDEA MISSIONARY BAPTIST	MARSHALL R YOUNG OIL COMPANY	09/01/2005	TARRANT	D205342983	03/15/2009	D209088816
TX4390100.00	BWW TRUST	MARSHALL R YOUNG OIL COMPANY	10/14/2005	TARRANT	D205342982
TX4390101.00	BWW TRUST	MARSHALL R YOUNG OIL COMPANY	09/30/2005	TARRANT	D205342981
TX4390102.00	CYNTHIA ANN EVANS ESTES	MARSHALL R YOUNG OIL COMPANY	08/16/2005	TARRANT	D205307387
TX4390103.00	LEWIS & ASSOC REALTORS INC	MARSHALL R YOUNG OIL COMPANY	08/10/2005	TARRANT	D205307386

Exhibit A-2 – Part I – Page 7

TX4390104.00	WORLD MISSIONARY BAPTIST	MARSHALL R YOUNG OIL COMPANY	09/01/2005	TARRANT	D205297236
TX4390105.00	UNLIMITED FAITH II LLC	MARSHALL R YOUNG OIL COMPANY	09/01/2005	TARRANT	D205297235
TX4390106.00	WILLIE D STRAWTHER ET UX	MARSHALL R YOUNG OIL COMPANY	08/22/2005	TARRANT	D205297234
TX4390107.00	H D TURNEY & D A DURHAM	MARSHALL R YOUNG OIL COMPANY	07/28/2005	TARRANT	D205297233
TX4390108.00	GARY M REEDER	MARSHALL R YOUNG OIL COMPANY	08/10/2005	TARRANT	D205292850
TX4390109.00	LAWHON INC	MARSHALL R YOUNG OIL COMPANY	08/01/2005	TARRANT	D205292849	02/26/2009	D209066273
TX4390110.00	CORNERSTONE CHURCH FAITH	MARSHALL R YOUNG OIL COMPANY	09/22/2005	TARRANT	D205292848
TX4390111.00	ARMANDO ZAVALA	MARSHALL R YOUNG OIL COMPANY	09/22/2005	TARRANT	D205292847
TX4390112.00	ROSARIO RAMIREZ	MARSHALL R YOUNG OIL COMPANY	08/18/2005	TARRANT	D205292846
TX4390113.00	PHILIP H TREW JR	MARSHALL R YOUNG OIL COMPANY	02/01/2006	TARRANT	D206034818
TX4390114.00	WILLIE E MULKEY ET UX	MARSHALL R YOUNG OIL COMPANY	05/04/2006	TARRANT	D206187077
TX4390115.01	F WILLIAM BUEHLER III	MARSHALL R YOUNG OIL COMPANY	05/25/2006	TARRANT	D206242430
TX4390115.02	PHYLLIS D THOMAS	MARSHALL R YOUNG OIL COMPANY	05/25/2006	TARRANT	D206242431
TX4390116.00	G & P PROPERTIES	MARSHALL R YOUNG OIL COMPANY	05/18/2006	TARRANT	D206187080
TX4390117.00	JIM TALLY ET UX	MARSHALL R YOUNG OIL COMPANY	05/08/2006	TARRANT	D206187081
TX4390118.00	OLLIE STRAWN ET UX	MARSHALL R YOUNG OIL COMPANY	05/16/2006	TARRANT	D206187083
TX4390119.00	CHARLES E TAGG	MARSHALL R YOUNG OIL COMPANY	05/16/2006	TARRANT	D206187084
TX4390120.00	DOROTHY MAE BROWN	MARSHALL R YOUNG OIL COMPANY	06/09/2006	TARRANT	D206187085
TX4390121.00	JACQUELINE DILLON	MARSHALL R YOUNG OIL COMPANY	06/19/2006	TARRANT	D206203380
TX4390122.00	NELDA TOMLIN MCCASLIN	MARSHALL R YOUNG OIL COMPANY	05/09/2006	TARRANT	D206203381	10/27/2008	208464767
TX4390123.00	CLAYTON B WILLIAMSON ET UX	MARSHALL R YOUNG OIL COMPANY	06/19/2006	TARRANT	D206203382
TX4390124.00	DONALD EUGENE HAGINS ET UX	MARSHALL R YOUNG OIL COMPANY	06/19/2006	TARRANT	D206203383
TX4390125.00	SUSANA CASTRO	MARSHALL R YOUNG OIL COMPANY	06/19/2006	TARRANT	D206203384

Exhibit A-2 – Part I – Page 8

TX4390126.00	AL RAY BULLS JR	MARSHALL R YOUNG OIL COMPANY	06/14/2005	TARRANT	D205209270
TX4390127.00	LAWHON INC	MARSHALL R YOUNG OIL COMPANY	06/10/2005	TARRANT	D205209271
TX4390128.00	LAWHON INC	MARSHALL R YOUNG OIL COMPANY	06/10/2005	TARRANT	D205241494
TX4390129.00	LOUIS LAND COMPANY LTD	MARSHALL R YOUNG OIL COMPANY	05/27/2005	TARRANT	D205220500	12/08/2009	D209333771
TX4390130.00	WESTWIND ENTERPRISES LTD	MARSHALL R YOUNG OIL COMPANY	07/21/2005	TARRANT	D205231012
TX4390133.00	OAK CREEK HOUSING PROP LP	MARSHALL R YOUNG OIL COMPANY	11/23/2005	TARRANT	D206033401	01/29/2009	D209054497
TX4390135.00	ERNEST THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	12/20/2005	TARRANT	D206052095
TX4390136.00	LAWHON INC	MARSHALL R YOUNG OIL COMPANY	01/03/2006	TARRANT	D206033402
TX4390137.00	ERNEST THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	12/20/2005	TARRANT	D206052094
TX4390138.00	ERNEST THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	12/20/2005	TARRANT	D206052093
TX4390139.00	ERNEST THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	12/20/2005	TARRANT	D206052092
TX4390140.00	JO ANN THOMAS ET VIR	MARSHALL R YOUNG OIL COMPANY	12/20/2005	TARRANT	D206052091
TX4390141.00	ERNEST THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	12/20/2005	TARRANT	D206052090
TX4390143.00	ALBERT CARRILLO	MARSHALL R YOUNG OIL COMPANY	06/08/2006	TARRANT	D206220930
TX4390144.01	JOYCE ANN PUTMAN	MARSHALL R YOUNG OIL COMPANY	06/10/2006	TARRANT	D206220928
TX4390144.02	LUTHER D PUTMAN	MARSHALL R YOUNG OIL COMPANY	06/10/2006	TARRANT	D206220929
TX4390145.00	JWV ASSOC LTD	MARSHALL R YOUNG OIL COMPANY	06/14/2006	TARRANT	D206220927
TX4390146.00	HAROLD SHARP ET UX	MARSHALL R YOUNG OIL COMPANY	07/13/2006	TARRANT	D206220926
TX4390147.00	ROOTIN-TOOTIN PROP LP	MARSHALL R YOUNG OIL COMPANY	06/14/2006	TARRANT	D206235885
TX4390148.00	HARRY MCDANIEL ET UX	MARSHALL R YOUNG OIL COMPANY	06/21/2006	TARRANT	D206235886
TX4390149.00	YEN NGUYEN	MARSHALL R YOUNG OIL COMPANY	07/12/2006	TARRANT	D206235887
TX4390150.01	ARNOLD D HOLLEMAN ET AL	MARSHALL R YOUNG OIL COMPANY	06/28/2006	TARRANT	D206235888
TX4390151.00	LORETTA ORTEGA ET VIR	MARSHALL R YOUNG OIL COMPANY	06/22/2006	TARRANT	D206220925

Exhibit A-2 – Part I – Page 9

TX4390152.00	ANCIENT OAKS LTD	MARSHALL R YOUNG OIL COMPANY	07/26/2006	TARRANT	D206229201
TX4390153.00	POOR BOYS PROPERTIES	QUICKSILVER RESOURCES INC	06/14/2006	TARRANT	D206235884
TX4390154.00	NGOCANH THI TRAN & N D BUI	MARSHALL R YOUNG OIL COMPANY	06/15/2006	TARRANT	D206220924
TX4390155.00	RICKEY LEE STRAWN SR ET UX	MARSHALL R YOUNG OIL COMPANY	05/16/2006	TARRANT	D206187082
TX4390156.00	CITY OF ARLINGTON	QUICKSILVER RESOURCES INC	10/18/2006	TARRANT	D206329299	Effective 10/18/2006	D208464020
TX4390156.00	CITY OF ARLINGTON	QUICKSILVER RESOURCES INC	10/18/2006	TARRANT		03/17/2009	D209086075
TX4390156.00	CITY OF ARLINGTON	QUICKSILVER RESOURCES INC	10/18/2006	TARRANT		03/29/2010	D210092144
TX4390157.00	VALUE FAM PROP SUMMERLAKE	MARSHALL R YOUNG OIL COMPANY	06/26/2006	TARRANT	D206278075
TX4390158.00	TRIUMPH FABRICATIONS FW	MARSHALL R YOUNG OIL COMPANY	07/26/2006	TARRANT	D206279354
TX4390159.00	WILLIAM A STANLEY ET UX	MARSHALL R YOUNG OIL COMPANY	07/19/2006	TARRANT	D206254040
TX4390160.00	DAN DIPERTS TRAVEL SERV	MARSHALL R YOUNG OIL COMPANY	07/20/2006	TARRANT	D206254041
TX4390161.00	G M & B A COOPER FAMILY TR	MARSHALL R YOUNG OIL COMPANY	07/18/2006	TARRANT	D206254042	06/24/2008	D208326299
TX4390161.00	G M & B A COOPER FAMILY TR	MARSHALL R YOUNG OIL COMPANY	07/18/2006	TARRANT		06/17/2008	Unrecorded Letter Agmt
TX4390164.01	JULIUS ONEAL BELL	MARSHALL R YOUNG OIL COMPANY	09/12/2006	TARRANT	D206319455
TX4390164.02	VIKKI EVANS	MARSHALL R YOUNG OIL COMPANY	01/25/2007	TARRANT	D207088321
TX4390164.03	TROYLAN ANN BELL	MARSHALL R YOUNG OIL COMPANY	01/25/2007	TARRANT	D207088322
TX4390165.00	ARC COM 3 EL LAGO	MARSHALL R YOUNG OIL COMPANY	08/01/2006	TARRANT	D206242434
TX4390168.00	JERRY C MOYES ET UX	MARSHALL R YOUNG OIL COMPANY	09/19/2006	TARRANT	D206325108	11/07/2008	D208423737
TX4390169.00	TXU MINERAL DEV CO LP	MARSHALL R YOUNG OIL COMPANY	10/13/2006	TARRANT	D206325109	03/02/2007	D207117223
TX4390169.00	TXU MINERAL DEV CO LP					07/31/2007	D207268298
TX4390169.00	TXU MINERAL DEV CO LP					01/31/2008	Partial Release D208037638
TX4390169.00	TXU MINERAL DEV CO LP					03/10/2009	D209086074
TX4390169.00	TXU MINERAL DEV CO LP					08/18/2009	D209246930
TX4390170.00	RICHARD WARREN	MARSHALL R YOUNG OIL COMPANY	09/21/2006	TARRANT	D206325107

Exhibit A-2 – Part I – Page 10

TX4390171.00	FEDEX GROUND PACKAGE SYS	MARSHALL R YOUNG OIL COMPANY	05/19/2006	TARRANT	D206325106
TX4390172.00	SHERRY LAWHON ET VIR	MARSHALL R YOUNG OIL COMPANY	09/22/2006	TARRANT	D206325105
TX4390173.00	ROBERT DANIEL RUSSELL	MARSHALL R YOUNG OIL COMPANY	10/11/2006	TARRANT	D206323157
TX4390174.00	NURUL A CHOWDHURY ET UX	MARSHALL R YOUNG OIL COMPANY	07/06/2006	TARRANT	D206323156
TX4390175.00	EBENEZER MISSIONARY BAPTIS	MARSHALL R YOUNG OIL COMPANY	08/09/2006	TARRANT	D206325104
TX4390176.00	NIEVES A LOPEZ	MARSHALL R YOUNG OIL COMPANY	09/23/2006	TARRANT	D206319461
TX4390177.00	JOSEPHINE S STEVENS	MARSHALL R YOUNG OIL COMPANY	09/23/2006	TARRANT	D206319460
TX4390178.00	MARIA E PEREZ ESCALANTE	MARSHALL R YOUNG OIL COMPANY	09/23/2006	TARRANT	D206319459
TX4390179.00	JOSAFAT J VILLEGAS ET UX	MARSHALL R YOUNG OIL COMPANY	09/23/2006	TARRANT	D206319458
TX4390180.00	RAYMOND LESTER BIEBER	MARSHALL R YOUNG OIL COMPANY	09/23/2006	TARRANT	D206319457
TX4390181.00	JAMES DORSEY ET UX	MARSHALL R YOUNG OIL COMPANY	08/01/2006	TARRANT	D206319456
TX4390182.00	303 JOINT VENTURE	MARSHALL R YOUNG OIL COMPANY	11/15/2006	TARRANT	D206362872
TX4390183.55	LAWHON INC	MARSHALL R YOUNG OIL COMPANY	09/12/2006	TARRANT	UNRECORDED
TX4390184.99	303 BUSINESS PARK VENTURE	MARSHALL R YOUNG OIL COMPANY & QRI	02/15/2007	TARRANT	D207058579
TX4390185.00	JAMES RICHARD NACHLINGER	MARSHALL R YOUNG OIL COMPANY	10/04/2006	TARRANT	D206329673
TX4390186.00	ALLAGENE CAUDLE	MARSHALL R YOUNG OIL COMPANY	09/18/2006	TARRANT	D206329674
TX4390187.00	RUBEN ZAVALA ET UX	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359569
TX4390188.00	JAIME MORENO & J MELENDEZ	MARSHALL R YOUNG OIL COMPANY	10/30/2006	TARRANT	D206359570
TX4390189.00	BRANDON FOUNTAINE	MARSHALL R YOUNG OIL COMPANY	10/30/2006	TARRANT	D206359571
TX4390190.00	MARCELINO CARRILLO ET UX	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359572
TX4390200.00	MELTON E STEVENS ET UX	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359573
TX4390201.00	FELIPA RUIZ	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359574
TX4390202.00	RAYMUNDO ONTIVEROS	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359575

Exhibit A-2 – Part I – Page 11

TX4390203.00	MANUEL BEDOLLA ET UX	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359576
TX4390204.00	DENNIS VERA	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359577
TX4390205.00	AUGUSTIN MORENO	MARSHALL R YOUNG OIL COMPANY	10/30/2006	TARRANT	D206359578
TX4390206.00	ASCENCION RUIZ MARQUEZ	MARSHALL R YOUNG OIL COMPANY	10/12/2006	TARRANT	D206359579
TX4390207.00	ERNESTO MARTINEZ ET UX	MARSHALL R YOUNG OIL COMPANY	10/30/2006	TARRANT	D206359580
TX4390208.00	CONNER RAY MCCLAREN ET UX	MARSHALL R YOUNG OIL COMPANY	10/30/2006	TARRANT	D206359581
TX4390209.00	EASTLAND REAL ESTATE INV	MARSHALL R YOUNG OIL COMPANY	09/22/2006	TARRANT	D206390216
TX4390210.00	J BIMER & DERMARDIROSSIAN	MARSHALL R YOUNG OIL COMPANY	07/22/2006	TARRANT	D206329675
TX4390211.00	R HAFKESBRING II & BLEULER	MARSHALL R YOUNG OIL COMPANY	11/27/2006	TARRANT	D206390217
TX4390212.00	RICHARD R BRADSHAW ET UX	MARSHALL R YOUNG OIL COMPANY	10/18/2006	TARRANT	D206390218
TX4390213.00	GOOD SHEPARD TEMPLE OF PRA	MARSHALL R YOUNG OIL COMPANY	09/19/2006	TARRANT	D206390219	02/02/2009	D209054494
TX4390215.00	RUBY L STOY	MARSHALL R YOUNG OIL COMPANY	10/10/2006	TARRANT	D206390220
TX4390216.00	RICHARD DORSETT ET UX	MARSHALL R YOUNG OIL COMPANY	10/26/2006	TARRANT	D206402250
TX4390217.00	CALEAST NAT TEXAS LP	MARSHALL R YOUNG OIL COMPANY	08/01/2006	TARRANT	D206402249
TX4390219.01	RUBEN ZAVALA AKA R AGUILAR	MARSHALL R YOUNG OIL COMPANY	12/07/2006	TARRANT	D207020717
TX4390219.02	JOSE LUIS AGUILAR	MARSHALL R YOUNG OIL COMPANY	12/07/2006	TARRANT	D207020714
TX4390220.01	PATRICIA A PENNINGTON	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207038208
TX4390220.02	GARY W GARDNER	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207029761
TX4390220.03	JACK V GARDNER	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207029762
TX4390220.04	LARRY J GARDNER	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207029763
TX4390220.05	RONALD S GARDNER	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207029764
TX4390220.06	GENTRY FAMILY LIVING TRUST	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207029765
TX4390220.07	DENISE PENNINGTON	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207029766

Exhibit A-2 – Part I – Page 12

TX4390220.08	PAULA L PENNINGTON	MARSHALL R YOUNG OIL COMPANY	11/17/2006	TARRANT	D207029767
TX4390221.00	WAYNE ALLEN SMITH	MARSHALL R YOUNG OIL COMPANY	01/12/2007	TARRANT	D207038209
TX4390222.00	DENNIS M WILLIAMS ET UX	MARSHALL R YOUNG OIL COMPANY	01/12/2007	TARRANT	D207038210
TX4390223.00	GLENDA COLBURN	MARSHALL R YOUNG OIL COMPANY	12/28/2006	TARRANT	D207029768
TX4390224.00	BILLY M PADGETT	MARSHALL R YOUNG OIL COMPANY	10/30/2006	TARRANT	D207020723
TX4390225.00	ROBERT BRIDGES	MARSHALL R YOUNG OIL COMPANY	12/07/2006	TARRANT	D207020722
TX4390226.00	ANNIE D CORBETT	MARSHALL R YOUNG OIL COMPANY	12/18/2006	TARRANT	D207020721
TX4390227.00	SHIRLEY ANN LONG	MARSHALL R YOUNG OIL COMPANY	12/14/2006	TARRANT	D207020720
TX4390228.00	A J S INVESTMENTS	MARSHALL R YOUNG OIL COMPANY	12/14/2006	TARRANT	D207020719
TX4390229.00	REPO INC	MARSHALL R YOUNG OIL COMPANY	11/10/2006	TARRANT	D207020716	04/29/2009	D209136883
TX4390231.00	NATHAN CRAIG DAVIS	MARSHALL R YOUNG OIL COMPANY	02/01/2007	TARRANT	D207090357
TX4390232.00	B EARLINE MAPLES	MARSHALL R YOUNG OIL COMPANY	02/10/2007	TARRANT	D207090356
TX4390233.00	VIVIAN U HOWELL	MARSHALL R YOUNG OIL COMPANY	02/13/2007	TARRANT	D207090355
TX4390234.00	MANUEL HERNANDEZ	MARSHALL R YOUNG OIL COMPANY	02/04/2007	TARRANT	D207090354
TX4390235.00	JUAN A HERNANDEZ RUIZ	MARSHALL R YOUNG OIL COMPANY	02/16/2007	TARRANT	D207090353
TX4390236.00	SAUL GALLEGOS ET UX	MARSHALL R YOUNG OIL COMPANY	02/24/2007	TARRANT	D207090352
TX4390237.00	GUADALUPE FUENTES	MARSHALL R YOUNG OIL COMPANY	02/15/2007	TARRANT	D207090351
TX4390238.00	ETHEL I BROWN	MARSHALL R YOUNG OIL COMPANY	02/22/2007	TARRANT	D207090350
TX4390239.00	GLORIA SANCHEZ	MARSHALL R YOUNG OIL COMPANY	12/14/2006	TARRANT	D207088327
TX4390240.01	MARCOS MORENO	MARSHALL R YOUNG OIL COMPANY	12/07/2006	TARRANT	D207112374
TX4390240.02	HERMINIA MORENO	MARSHALL R YOUNG OIL COMPANY	12/07/2006	TARRANT	D207112375
TX4390241.00	ABLE MORCUO & E HERNANDEZ	MARSHALL R YOUNG OIL COMPANY	01/22/2007	TARRANT	D207088325
TX4390242.00	DIANA HOWELL MITCHELL	MARSHALL R YOUNG OIL COMPANY	02/13/2007	TARRANT	D207088323
TX4390243.99	WATERVIEW ESTATES N LP	QUICKSILVER RESOURCES INC	03/22/2007	TARRANT	D207103372

Exhibit A-2 – Part I – Page 13

TX4390245.01	NARY SON LIEU	MARSHALL R YOUNG OIL COMPANY	02/27/2007	TARRANT	D207112379
TX4390245.02	ALEXANDER T LIEU	MARSHALL R YOUNG OIL COMPANY	02/27/2007	TARRANT	D207112380
TX4390245.03	RICKY T LIEU	MARSHALL R YOUNG OIL COMPANY	02/27/2007	TARRANT	D207112381
TX4390245.04	JEROME B LIEU	MARSHALL R YOUNG OIL COMPANY	02/27/2007	TARRANT	D207112382
TX4390246.00	IGNACIO ALMAGUER	MARSHALL R YOUNG OIL COMPANY	02/23/2007	TARRANT	D207114869
TX4390247.00	TRAVIS BRITT	MARSHALL R YOUNG OIL COMPANY	03/20/2007	TARRANT	D207114870
TX4390248.00	JACKIE CROSS	MARSHALL R YOUNG OIL COMPANY	03/14/2007	TARRANT	D207114871
TX4390249.00	WILLIAM C DAVIDSON	MARSHALL R YOUNG OIL COMPANY	03/26/2007	TARRANT	D207114872
TX4390250.00	JOSE ESCALANTE ET UX	MARSHALL R YOUNG OIL COMPANY	02/17/2007	TARRANT	D207114873
TX4390251.00	EDDIE E FEELER ET UX	MARSHALL R YOUNG OIL COMPANY	03/01/2007	TARRANT	D207114874
TX4390252.00	LUCIANO GONZALEZ ET UX	MARSHALL R YOUNG OIL COMPANY	02/24/2007	TARRANT	D207114875
TX4390253.00	DOMINGO LOPEZ ET UX	MARSHALL R YOUNG OIL COMPANY	01/29/2007	TARRANT	D207114876
TX4390254.00	GARY ROBBINS	MARSHALL R YOUNG OIL COMPANY	02/24/2007	TARRANT	D207114877
TX4390255.00	MANUELA PEREZ VALDEZ	MARSHALL R YOUNG OIL COMPANY	01/29/2007	TARRANT	D207114878
TX4390256.00	ARTURO CASTILLO	MARSHALL R YOUNG OIL COMPANY	02/23/2007	TARRANT	D207117224
TX4390258.00	ELDON F ESSEX ET UX	MARSHALL R YOUNG OIL COMPANY	04/20/2007	TARRANT	D207160562
TX4390259.00	TERRI DAWN DELPHO	MARSHALL R YOUNG OIL COMPANY	04/20/2007	TARRANT	D207160561
TX4390260.00	LAYMON GARDNER	MARSHALL R YOUNG OIL COMPANY	04/10/2007	TARRANT	D207141712
TX4390261.00	KEVIN A SMITH ET UX	MARSHALL R YOUNG OIL COMPANY	04/12/2007	TARRANT	D207141711
TX4390262.00	ERNEST W THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	03/20/2007	TARRANT	D207141710
TX4390263.00	SID R SADBERRY ET AL	MARSHALL R YOUNG OIL COMPANY	03/28/2007	TARRANT	D207141709
TX4390264.00	J W HUTSON	MARSHALL R YOUNG OIL COMPANY	04/26/2007	TARRANT	D207160559

Exhibit A-2 – Part I – Page 14

TX4390265.00	ROBERT DANIEL RUSSELL	MARSHALL R YOUNG OIL COMPANY	04/20/2007	TARRANT	D207160558
TX4390266.00	JAMES RICHARD NACHLINGER	MARSHALL R YOUNG OIL COMPANY	04/20/2007	TARRANT	D207160560
TX4390267.00	EXELON PEAKER DEV LLP	MARSHALL R YOUNG OIL COMPANY & QRI	06/08/2007	TARRANT	D207204341
TX4390268.00	REFUGIA MORENO	MARSHALL R YOUNG OIL COMPANY	05/09/2007	TARRANT	D207171409
TX4390269.00	HENRY YELDELL	MARSHALL R YOUNG OIL COMPANY	05/08/2007	TARRANT	D207171410
TX4390270.00	BETTYE JO SWEENEY	MARSHALL R YOUNG OIL COMPANY	04/23/2007	TARRANT	D207171408
TX4390271.00	TIMOTHY DUANE ARMSTRONG	MARSHALL R YOUNG OIL COMPANY	05/05/2007	TARRANT	D207171407
TX4390272.00	CHERRY D MARTIN ET VIR	MARSHALL R YOUNG OIL COMPANY	04/27/2007	TARRANT	D207171406
TX4390274.00	ANDY JOHNSON ET UX	MARSHALL R YOUNG OIL COMPANY	03/30/2007	TARRANT	D207174773
TX4390275.00	SHERI L MOORE	QUICKSILVER RESOURCES INC	03/28/2007	TARRANT	D207174774
TX4390276.00	FRANCISCO MARTINEZ	MARSHALL R YOUNG OIL COMPANY	03/19/2007	TARRANT	D207174776
TX4390277.00	JOSE CRUZ MORENO ET UX	MARSHALL R YOUNG OIL COMPANY	04/02/2007	TARRANT	D207174776
TX4390278.00	ALLEN C KUEHN	MARSHALL R YOUNG OIL COMPANY	03/19/2007	TARRANT	D207174777
TX4390279.00	SHARON BURGESS	MARSHALL R YOUNG OIL COMPANY	03/26/2007	TARRANT	D207174778
TX4390280.00	MARION LOUISE WEIK	MARSHALL R YOUNG OIL COMPANY	03/19/2007	TARRANT	D207174779
TX4390281.01	SURINA FOSTER	MARSHALL R YOUNG OIL COMPANY	02/22/2007	TARRANT	D207174780
TX4390281.02	SAMATHA HOPEWELL	MARSHALL R YOUNG OIL COMPANY	02/22/2007	TARRANT	D207174781
TX4390282.00	DAN M GREGG ET UX	MARSHALL R YOUNG OIL COMPANY	02/19/2007	TARRANT	D207174782
TX4390283.00	MARGARET MARIE PANKEY	MARSHALL R YOUNG OIL COMPANY	04/04/2007	TARRANT	D207176506
TX4390284.00	RUDOLPH VASQUEZ ET UX	MARSHALL R YOUNG OIL COMPANY	04/24/2007	TARRANT	D207176507
TX4390286.00	HUBERT SMILEY JR ET UX	MARSHALL R YOUNG OIL COMPANY	05/14/2007	TARRANT	D207176509
TX4390287.00	CHRISTOPHER GEE	MARSHALL R YOUNG OIL COMPANY	05/11/2007	TARRANT	D207176510
TX4390288.00	JULISSA ESTEVES	MARSHALL R YOUNG OIL COMPANY	05/15/2007	TARRANT	D207176511

Exhibit A-2 – Part I – Page 15

TX4390289.00	DON VALK	MARSHALL R YOUNG OIL COMPANY	05/24/2007	TARRANT	D207233347	04/10/2009	D209119326
TX4390290.00	DAVID H WILLIAMS SR.	MARSHALL R YOUNG OIL COMPANY	06/10/2007	TARRANT	D207233346
TX4390292.00	CHERYL A ROSS	MARSHALL R YOUNG OIL COMPANY	06/19/2007	TARRANT	D207217312
TX4390293.00	JAMES LEMONS ET UX	MARSHALL R YOUNG OIL COMPANY	04/30/2007	TARRANT	D207206562
TX4390294.00	THOMAS KELL III ET UX	MARSHALL R YOUNG OIL COMPANY	04/30/2007	TARRANT	D207206561
TX4390295.00	TARRANT COUNTY HOUSING PAR	MARSHALL R YOUNG OIL COMPANY	06/05/2007	TARRANT	D207206560
TX4390296.00	PETER C RAINONE	MARSHALL R YOUNG OIL COMPANY	05/24/2007	TARRANT	D207201497
TX4390297.00	ROSE ANN P KORNFELD	MARSHALL R YOUNG OIL COMPANY	05/16/2007	TARRANT	D207201498
TX4390298.00	TSHAUNDA DAVIS	MARSHALL R YOUNG OIL COMPANY	05/17/2007	TARRANT	D207197549
TX4390299.00	BENNIE LEE HARRIS ET UX	MARSHALL R YOUNG OIL COMPANY	05/21/2007	TARRANT	D207197550
TX4390303.00	MARY STEWART	MARSHALL R YOUNG OIL COMPANY	07/03/2007	TARRANT	D207264090
TX4390304.00	RUSSELL K C PAHK	MARSHALL R YOUNG OIL COMPANY	06/10/2007	TARRANT	D207264091
TX4390305.00	ASSOC IND ELECTRICAL CONTR	MARSHALL R YOUNG OIL COMPANY	06/01/2007	TARRANT	D207264092
TX4390306.00	ASSOC IND ELECTRICAL CONTR	MARSHALL R YOUNG OIL COMPANY	04/10/2007	TARRANT	D207264093
TX4390307.00	BEN WHITLEY	MARSHALL R YOUNG OIL COMPANY	06/23/2007	TARRANT	D207264094
TX4390308.00	PEGGY I KING	MARSHALL R YOUNG OIL COMPANY	06/23/2007	TARRANT	D207264095
TX4390309.00	LOU ANN HAMMOND	MARSHALL R YOUNG OIL COMPANY	05/18/2007	TARRANT	D207264097
TX4390310.00	GEORGE CASTILLO	MARSHALL R YOUNG OIL COMPANY	03/26/2007	TARRANT	D207264097
TX4390311.00	JORGE RODRIQUEZ ET UX	MARSHALL R YOUNG OIL COMPANY	02/23/2007	TARRANT	D207264098
TX4390312.00	SHIRLEY TONEY	MARSHALL R YOUNG OIL COMPANY	05/03/2007	TARRANT	D207264099
TX4390313.00	CHRISTOPHER VAUGHN	MARSHALL R YOUNG OIL COMPANY	03/19/2007	TARRANT	D207264100
TX4390314.00	CHESTER C NORTON	MARSHALL R YOUNG OIL COMPANY	05/21/2007	TARRANT	D207264101
TX4390315.00	REBA HICKEY	MARSHALL R YOUNG OIL COMPANY	06/23/2007	TARRANT	D207264102

Exhibit A-2 – Part I – Page 16

TX4390316.00	BETTY JO SHELTON	MARSHALL R YOUNG OIL COMPANY	06/06/2007	TARRANT	D207264103
TX4390317.00	WILLIAM M GRIFFIN ET UX	MARSHALL R YOUNG OIL COMPANY	05/17/2007	TARRANT	D207264104
TX4390318.00	GARY R BUSTER ET UX	MARSHALL R YOUNG OIL COMPANY	05/16/2007	TARRANT	D207264105
TX4390319.00	VASS'E ENTERPRISES INC	MARSHALL R YOUNG OIL COMPANY	07/11/2007	TARRANT	D207263720
TX4390320.00	DEMETRICA WILLIAMS-SMITH	MARSHALL R YOUNG OIL COMPANY	07/11/2007	TARRANT	D207263721
TX4390321.00	WILLIE ADAMS	MARSHALL R YOUNG OIL COMPANY	08/02/2007	TARRANT	D207288506
TX4390322.00	ROSA M MORENO	MARSHALL R YOUNG OIL COMPANY	07/30/2007	TARRANT	D207293182
TX4390323.00	BRAULIO GONZALEZ	MARSHALL R YOUNG OIL COMPANY	07/31/2007	TARRANT	D207293179
TX4390324.00	ROBERT EARL BAKER ET UX	MARSHALL R YOUNG OIL COMPANY	07/26/2007	TARRANT	D207293178
TX4390325.00	JOSE HECTOR MORENO	MARSHALL R YOUNG OIL COMPANY	07/27/2007	TARRANT	D207293177
TX4390326.00	DOROTHY PIKE	MARSHALL R YOUNG OIL COMPANY	07/26/2007	TARRANT	D207293176
TX4390327.00	PATEL TRUST	MARSHALL R YOUNG OIL COMPANY	07/30/2007	TARRANT	D207293175
TX4390328.00	CASCO PROPERTIES	MARSHALL R YOUNG OIL COMPANY	07/12/2007	TARRANT	D207288508
TX4390329.00	COMMUNITY PROPERTIES INC	MARSHALL R YOUNG OIL COMPANY	06/26/2007	TARRANT	D207288507
TX4390330.00	MARIA ELENA MORENO	MARSHALL R YOUNG OIL COMPANY	07/26/2007	TARRANT	D207293183
TX4390331.00	ROGER LEE HUCKABY ET UX	MARSHALL R YOUNG OIL COMPANY	08/01/2007	TARRANT	D207293181
TX4390332.00	ETHEL BOURLAND	MARSHALL R YOUNG OIL COMPANY	08/02/2007	TARRANT	D207293180
TX4390333.01	CLEVELAND HARRIS JR	MARSHALL R YOUNG OIL COMPANY	08/13/2007	TARRANT	D207293174
TX4390334.00	ST TX 108059	QUICKSILVER RESOURCES INC	07/17/2007	TARRANT	D207310986
TX4390335.00	CHRISTOPHER V HANZELKA	MARSHALL R YOUNG OIL COMPANY	08/09/2007	TARRANT	D207325261
TX4390336.00	MARIA D TANGUMA	MARSHALL R YOUNG OIL COMPANY	07/30/2007	TARRANT	D207336986
TX4390337.00	GUILLERMO GALLEGOS	MARSHALL R YOUNG OIL COMPANY	07/26/2007	TARRANT	D207325260
TX4390338.00	RAYMUNDO DELGADO ET UX	MARSHALL R YOUNG OIL COMPANY	08/06/2007	TARRANT	D207325259

Exhibit A-2 – Part I – Page 17

TX4390339.00	GREGORIO E VARGAS	MARSHALL R YOUNG OIL COMPANY	07/31/2007	TARRANT	D207325258
TX4390340.01	ORVILLE GENE GROSS	MARSHALL R YOUNG OIL COMPANY	08/10/2007	TARRANT	D207325264
TX4390341.00	ISMAEL MARTINEZ TREJO	MARSHALL R YOUNG OIL COMPANY	08/27/2007	TARRANT	5207325262
TX4390342.00	KBW INVESTMENTS LP	MARSHALL R YOUNG OIL COMPANY	08/17/2007	TARRANT	D207336955
TX4390343.00	LOLA C VECERA	MARSHALL R YOUNG OIL COMPANY	09/01/2007	TARRANT	D207336954
TX4390344.00	ANGELA DILLON	MARSHALL R YOUNG OIL COMPANY	08/16/2007	TARRANT	D207325266
TX4390345.00	MARGARET MACKEY	MARSHALL R YOUNG OIL COMPANY	08/01/2007	TARRANT	D207325263
TX4390346.00	GUADALUPE HERNANDEZ ET UX	QUICKSILVER RESOURCES INC	08/01/2007	TARRANT	D207325265
TX4390347.00	TARRANT COUNTY	QUICKSILVER RESOURCES INC	10/07/2007	TARRANT	D207372463
TX4390348.00	CITY OF FORT WORTH	QUICKSILVER RESOURCES INC	01/01/2008	TARRANT	D208008423
TX4390349.00	WORTH NATIONAL BANK	MARSHALL R YOUNG OIL COMPANY	09/14/2007	TARRANT	D207361080	07/16/2009	D209209829
TX4390350.00	CLYDE M CLARK ET UX	MARSHALL R YOUNG OIL COMPANY	10/05/2007	TARRANT	D207384415
TX4390351.00	BETTY D GRIMES	MARSHALL R YOUNG OIL COMPANY	10/02/2007	TARRANT	D207384416	02/05/2009	D209054496
TX4390352.00	JAMES W GADDY ET UX	MARSHALL R YOUNG OIL COMPANY	10/19/2007	TARRANT	D207384417
TX4390353.00	LARRY RIGGAN	MARSHALL R YOUNG OIL COMPANY	11/02/2007	TARRANT	D207409033	01/13/2009	D209066269
TX4390354.00	G & B INVESTMENTS INC	MARSHALL R YOUNG OIL COMPANY	10/05/2007	TARRANT	D207458159
TX4390355.00	NORVILLE LEWIS RIGGAN SR	MARSHALL R YOUNG OIL COMPANY	11/12/2007	TARRANT	D207432550	01/13/2009	D209066271
TX4390356.00	JAVIER GARCIA ET UX	MARSHALL R YOUNG OIL COMPANY	09/10/2007	TARRANT	D207432551
TX4390357.00	ARMANDO ALTUZAR	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207432552
TX4390358.00	JERRY BURGESS	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207432553
TX4390359.01	JAIME K PRATT ET AL	MARSHALL R YOUNG OIL COMPANY	10/17/2007	TARRANT	D207432554
TX4390359.02	NATHAN M KIBBLER	MARSHALL R YOUNG OIL COMPANY	10/17/2007	TARRANT	D207432555
TX4390360.00	LUPE ORTEGA	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207432556

Exhibit A-2 – Part I – Page 18

TX4390361.00	THEODORE A HUBBLE ET UX	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207432557
TX4390362.00	BETTY S CUTLER	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207432558
TX4390363.00	ALFREDO RICO	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207432559
TX4390364.00	GUSTAVO MORENO	MARSHALL R YOUNG OIL COMPANY	09/13/2007	TARRANT	D207442236
TX4390365.01	AURELIA CORDERO	MARSHALL R YOUNG OIL COMPANY	09/10/2007	TARRANT	D207442237
TX4390366.00	CONCEPSION REYES	MARSHALL R YOUNG OIL COMPANY	09/12/2007	TARRANT	D207442238
TX4390367.00	A J S INVESTMENTS	MARSHALL R YOUNG OIL COMPANY	09/10/2007	TARRANT	D207442239
TX4390368.00	JUDY S TOOLEY	MARSHALL R YOUNG OIL COMPANY	10/15/2007	TARRANT	D207442240
TX4390369.00	FRANCISCO J BALDERRAMA JR	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207442241
TX4390370.00	LARENCE BIBLE JR	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207442242
TX4390371.00	ALTON R WELLS ET UX	MARSHALL R YOUNG OIL COMPANY	10/29/2007	TARRANT	D207442243
TX4390372.00	DAN R CANNON ET UX	MARSHALL R YOUNG OIL COMPANY	11/15/2007	TARRANT	D207458158
TX4390373.00	ERNEST W THOMAS ET UX	MARSHALL R YOUNG OIL COMPANY	11/14/2007	TARRANT	D207459982
TX4390374.00	SUNAKO RICHEY ET VIR	MARSHALL R YOUNG OIL COMPANY	11/14/2007	TARRANT	D207458160
TX4390375.00	GARY LYNN COLBURN	MARSHALL R YOUNG OIL COMPANY	11/29/2007	TARRANT	D207459983
TX4390376.00	EDWARD J MALONE ET UX	MARSHALL R YOUNG OIL COMPANY	11/30/2007	TARRANT	D207459984
TX4390377.00	ARTHUR W ROSSE ET UX	MARSHALL R YOUNG OIL COMPANY	11/12/2007	TARRANT	D207442245
TX4390378.00	DORIS E RIGGS	MARSHALL R YOUNG OIL COMPANY	11/12/2007	TARRANT	D207442244
TX4390379.00	G W WILLIAMS	MARSHALL R YOUNG OIL COMPANY	12/12/2007	TARRANT	D207459985
TX4390380.00	ROBERT W MCCREARY ET UX	MARSHALL R YOUNG OIL COMPANY	09/21/2007	TARRANT	D207459986
TX4390381.00	JOHN J KOSLOW ET UX	MARSHALL R YOUNG OIL COMPANY	11/30/2007	TARRANT	D207458155	01/31/2009	D209066272
TX4390382.00	TONY LEROY BLACK	MARSHALL R YOUNG OIL COMPANY	11/30/2007	TARRANT	D207458157
TX4390383.00	DORIS MARIE HUNT	MARSHALL R YOUNG OIL COMPANY	12/10/2007	TARRANT	D207458156
TX4390384.00	LUMINANT MINERAL DEV CO	QUICKSILVER RESOURCES INC	12/21/2007	TARRANT	D208037639

Exhibit A-2 – Part I – Page 19

TX4390386.00	LUTHER M PARKERSON ET UX	QUICKSILVER RESOURCES INC	01/31/2008	TARRANT	D208093950	08/05/2009	D209209832
TX4390387.00	PTC PARTNERS LTD	QUICKSILVER RESOURCES INC	01/31/2008	TARRANT	D208093949
TX4390388.00	JO ELLEN MATHEWS	QUICKSILVER RESOURCES INC	02/21/2008	TARRANT	D208113675
TX4390389.00	SAM L SHUGART AKA SAMMY	QUICKSILVER RESOURCES INC	02/18/2008	TARRANT	D208113672	11/16/2009	D209195610
TX4390390.00	KENNETH MORTON ET UX	QUICKSILVER RESOURCES INC	02/05/2008	TARRANT	D208113671
TX4390391.00	JOSE C CARDONA	QUICKSILVER RESOURCES INC	02/11/2008	TARRANT	D208113673
TX4390392.00	LANNETTE WOODROW	QUICKSILVER RESOURCES INC	02/26/2008	TARRANT	D208113670
TX4390393.00	SUSAN D GOTHARD	QUICKSILVER RESOURCES INC	03/04/2008	TARRANT	D208257910
TX4390394.00	CORRAL FENCE CO	QUICKSILVER RESOURCES INC	03/21/2008	TARRANT	D208174274
TX4390395.00	CECILIO AYALA-SAENZ ET UX	QUICKSILVER RESOURCES INC	02/21/2008	TARRANT	D208113669
TX4390396.00	DANNY WAYNE DUKE	QUICKSILVER RESOURCES INC	04/01/2008	TARRANT	D208116369
TX4390397.99	DANNY WAYNE DUKE	QUICKSILVER RESOURCES INC	04/01/2008	TARRANT	D208116368
TX4390398.00	MARIO GINGRAS ET UX	QUICKSILVER RESOURCES INC	03/20/2008	TARRANT	D208217684
TX4390399.00	PAUL D MITCHELL	QUICKSILVER RESOURCES INC	03/01/2008	TARRANT	D208148796
TX4390401.00	BILLY WAYNE LESTER IND & E	QUICKSILVER RESOURCES INC	03/01/2008	TARRANT	D208148797
TX4390402.00	GUADALUPE CALDERON	QUICKSILVER RESOURCES INC	03/04/2008	TARRANT	D208148794
TX4390403.00	ROBERTO R HINOJOZA ET UX	QUICKSILVER RESOURCES INC	03/01/2008	TARRANT	D208148793
TX4390404.00	GUSTAVO MORENO	QUICKSILVER RESOURCES INC	03/01/2008	TARRANT	D208148795
TX4390405.00	KEITH A KIDWILL	QUICKSILVER RESOURCES INC	04/18/2008	TARRANT	D208406666
TX4390406.00	ROY D JACQUOT JR	QUICKSILVER RESOURCES INC	03/19/2008	TARRANT	D208160570
TX4390408.00	LAURA ADAMS KACHEL ETVIR	MARSHALL R YOUNG OIL COMPANY	11/02/2007	TARRANT	D208025359
TX4390409.00	ALPHA INDUSTRIES INC	QUICKSILVER RESOURCES INC	03/14/2008	TARRANT	D208174784
TX4390410.00	SUREVOID PRODUCTS INC	QUICKSILVER RESOURCES INC	03/03/2008	TARRANT	D208236901

Exhibit A-2 – Part I – Page 20

TX4390412.00	OAKWOOD BAPTIST CHURCH	QUICKSILVER RESOURCES INC	02/15/2008	TARRANT	208113674
TX4390413.00	CHRISTINE ANN SHARP	QUICKSILVER RESOURCES INC	04/23/2008	TARRANT	D208196886
TX4390414.00	MARK GOLDSTEIN ET AL	QUICKSILVER RESOURCES INC	05/03/2008	TARRANT	208196889
TX4390415.00	ALVIN R HURD	QUICKSILVER RESOURCES INC	04/17/2008	TARRANT	208196887
TX4390416.00	NATHANIEL HALL ET UX	QUICKSILVER RESOURCES INC	04/11/2008	TARRANT	208196888
TX4390417.00	GARY L MOSS ET UX	QUICKSILVER RESOURCES INC	04/10/2008	TARRANT	208257908
TX4390418.00	WILLIAM F RICHARDS ET UX	QUICKSILVER RESOURCES INC	05/14/2008	TARRANT	D208267381
TX4390419.00	JAN F EDWARDS	QUICKSILVER RESOURCES INC	06/23/2008	TARRANT	D208267380
TX4390420.00	CAPITAL PLUS LTD MCKINNEY	QUICKSILVER RESOURCES INC	05/14/2008	TARRANT	D208267382
TX4390421.01	LLOYD C BLAIR	QUICKSILVER RESOURCES INC	06/04/2008	TARRANT	D208256955
TX4390422.01	REBEL REALTY INC	QUICKSILVER RESOURCES INC	06/04/2008	TARRANT	D208256953
TX4390425.00	ROBERT WILL JONES IND & TR	QUICKSILVER RESOURCES INC	06/20/2008	TARRANT	D208237906
TX4390426.00	ELLA FAYE SCARBROUGH	QUICKSILVER RESOURCES INC	04/15/2008	TARRANT	D208267383
TX4390427.00	ALMA RODRIGUEZ	QUICKSILVER RESOURCES INC	06/04/2008	TARRANT	D208293789
TX4390428.00	IMPERIAL EAGLE INVESTMENTS	QUICKSILVER RESOURCES INC	06/30/2008	TARRANT	D208293788
TX4390429.00	JUAN HERNANDEZ	QUICKSILVER RESOURCES INC	06/04/2008	TARRANT	D210004987
TX4390430.00	ENRIQUE L CASAS ET UX	QUICKSILVER RESOURCES INC	06/04/2008	TARRANT	D208293787
TX4390431.00	BETTY J DRAGOO	QUICKSILVER RESOURCES INC	07/29/2008	TARRANT	D208378505
TX4390433.00	LEWIS WALKER ET UX	QUICKSILVER RESOURCES INC	06/13/2008	TARRANT	D208326303
TX4390434.00	LUBERTA FULLILOVE	QUICKSILVER RESOURCES INC	06/13/2008	TARRANT	D208326301
TX4390435.00	SAMANTHA MCCOOL	QUICKSILVER RESOURCES INC	06/04/2008	TARRANT	D208326300
TX4390436.00	TRULY NOLEN OF AMERICA INC	QUICKSILVER RESOURCES INC	05/13/2008	TARRANT	D208326304
TX4390437.00	LARONDA E HICKS	QUICKSILVER RESOURCES INC	05/07/2008	TARRANT	D208326303

Exhibit A-2 – Part I – Page 21

TX4390505.00	JIMMY R KERSEY ET UX	QUICKSILVER RESOURCES INC	06/30/2008	TARRANT	D208326305
TX4390506.00	EDSON A FAGBEMI ESTATE	QUICKSILVER RESOURCES INC	06/24/2008	TARRANT	D208335531
TX4390511.00	JULIA A SHAW	QUICKSILVER RESOURCES INC	07/01/2008	TARRANT	D208378507
TX4390512.00	CAROLYN M GOIN	QUICKSILVER RESOURCES INC	07/08/2008	TARRANT	D208326307
TX4390513.00	JAMES L BRADDEN JR	QUICKSILVER RESOURCES INC	07/07/2008	TARRANT	D208378509
TX4390514.00	MARY FOSTER	QUICKSILVER RESOURCES INC	06/26/2008	TARRANT	D208326306
TX4390516.00	SHERRY J LAWHON ET VIR	QUICKSILVER RESOURCES INC	07/19/2008	TARRANT	D208347986	02/12/2009	D209058249
TX4390517.00	SHERRY J LAWHON ET VIR	QUICKSILVER RESOURCES INC	07/19/2008	TARRANT	D208378506	06/23/2009	D209169994
TX4390517.00	SHERRY J LAWHON ET VIR					02/23/2009	D209058248
TX4390518.00	RICHARD L WATKINS ET UX	QUICKSILVER RESOURCES INC	06/04/2008	TARRANT	D208378508
TX4390522.01	BRUCE D BRADHAM ET UX	QUICKSILVER RESOURCES INC	08/29/2008	TARRANT	D208346476
TX4390522.02	KENNETH MICHAEL HILL ET UX	QUICKSILVER RESOURCES INC	08/29/2008	TARRANT	D208346477
TX4390525.00	DAVID YORK	QUICKSILVER RESOURCES INC	08/11/2008	TARRANT	D208416398
TX4390528.00	LEONCIO G AVILA ET UX	QUICKSILVER RESOURCES INC	08/13/2008	TARRANT	D208416393
TX4390529.00	VERNA L TAYLOR	QUICKSILVER RESOURCES INC	07/22/2008	TARRANT	D208416397
TX4390530.00	LEOPOLDO FRANCO ET UX	QUICKSILVER RESOURCES INC	08/13/2008	TARRANT	D208416396
TX4390531.00	LEONCIO G AVILA ET UX	QUICKSILVER RESOURCES INC	08/13/2008	TARRANT	D208416394
TX4390532.00	JESSE B AGUIRRE ET UX	QUICKSILVER RESOURCES INC	08/09/2008	TARRANT	D208416401
TX4390533.01	JOHN D ALEXANDER	QUICKSILVER RESOURCES INC	07/15/2008	TARRANT	D208416392
TX4390533.02	LOU NELL JOYNER	QUICKSILVER RESOURCES INC	07/15/2008	TARRANT	D208416392
TX4390533.03	J EARL ALEXANDER JR	QUICKSILVER RESOURCES INC	07/15/2008	TARRANT	D208416390
TX4390533.04	EDWARD H ALEXANDER	QUICKSILVER RESOURCES INC	07/15/2008	TARRANT	D208416399
TX4390533.05	CHRISTY DAWN WHEELER	QUICKSILVER RESOURCES INC	12/02/2008	TARRANT	D209025877
TX4390533.06	DANNY STREBECK	QUICKSILVER RESOURCES INC	12/02/2008	TARRANT	D209025874

Exhibit A-2 – Part I – Page 22

TX4390533.07	RON STREBECK	QUICKSILVER RESOURCES INC	12/08/2008	TARRANT	D209025876
TX4390533.08	RITA HOPKINS ET VIR	QUICKSILVER RESOURCES INC	12/02/2008	TARRANT	D209025875
TX4390534.00	TOMMY LEE WRIGHT ET UX	QUICKSILVER RESOURCES INC	09/03/2008	TARRANT	D208416395
TX4390535.00	H C S COMPANY	QUICKSILVER RESOURCES INC	10/10/2008	TARRANT	D208426015
TX4390537.00	INDEPENDENT UTILITY CONSTR	QUICKSILVER RESOURCES INC	08/26/2008	TARRANT	D208341454
TX4390538.00	WILLIAMS PROPERTY COMPANY	QUICKSILVER RESOURCES INC	08/26/2008	TARRANT	D208341453
TX4390539.00	DAVID S HUMPHREY	QUICKSILVER RESOURCES INC	08/15/2008	TARRANT	D208336089
TX4390540.00	CW ROSS CONSTRUCTION INC	QUICKSILVER RESOURCES INC	08/22/2008	TARRANT	D208336090
TX4390541.00	WILLIS A WILLIAMS ET UX	QUICKSILVER RESOURCES INC	08/01/2008	TARRANT	D208416404
TX4390542.00	ANDRES SOTO ET UX	QUICKSILVER RESOURCES INC	08/26/2008	TARRANT	D208416402
TX4390543.00	NELL MOORES	QUICKSILVER RESOURCES INC	08/26/2008	TARRANT	D208416403
TX4390544.00	LINDA THRELKELD	QUICKSILVER RESOURCES INC	08/13/2008	TARRANT	D208416400
TX4390545.00	SHRINERS HOSPITALS	QUICKSILVER RESOURCES INC	06/27/2008	TARRANT	D208310231	03/25/2010	D210079051
TX4390547.99	HENRY KEVIN GODI	QUICKSILVER RESOURCES INC	07/30/2008	TARRANT	D208302256
TX4390549.00	DC VANDERVOORT ET UX	QUICKSILVER RESOURCES INC	09/27/2008	TARRANT	D208416415
TX4390550.00	DANNY B BLACKWELL ET UX	QUICKSILVER RESOURCES INC	08/26/2008	TARRANT	D208416409
TX4390551.00	SOUTH CENTRAL INDUSTRIAL P	QUICKSILVER RESOURCES INC	08/12/2008	TARRANT	D208416406
TX4390552.00	DARRELL THOMPSON ET AL	QUICKSILVER RESOURCES INC	08/26/2008	TARRANT	D208416407
TX4390553.00	GEORGIA MAE BENNETT	QUICKSILVER RESOURCES INC	08/11/2008	TARRANT	D208416408
TX4390554.00	OLIN W GIBBINS	QUICKSILVER RESOURCES INC	10/15/2008	TARRANT	D208447926
TX4390555.00	KEITH A KIDWILL	QUICKSILVER RESOURCES INC	10/15/2008	TARRANT	D209168067
TX4390556.00	CITY OF FORT WORTH	QUICKSILVER RESOURCES INC	01/06/2009	TARRANT	D209011528
TX4390557.00	PATRICIA ANN SINGLETON	QUICKSILVER RESOURCES INC	08/31/2008	TARRANT	D208416414

Exhibit A-2 – Part I – Page 23

TX4390558.00	MIKE GUENTHER ET UX	QUICKSILVER RESOURCES INC	08/31/2008	TARRANT	D208416412
TX4390561.00	ONE AMELIA PARC LP	QUICKSILVER RESOURCES INC	08/14/2008	TARRANT	D208464759
TX4390562.00	ONE VILLAGE CREEK LP	QUICKSILVER RESOURCES INC	08/14/2008	TARRANT	D208464761
TX4390589.00	ELI VILLANUEVA	QUICKSILVER RESOURCES INC	09/10/2008	TARRANT	D208416417
TX4390590.00	LINDA KAY HOWARD	QUICKSILVER RESOURCES INC	09/22/2008	TARRANT	D208416418
TX4390591.00	METRO BUILDERS BY ANTANGA	QUICKSILVER RESOURCES INC	09/12/2008	TARRANT	D208416386
TX4390592.00	JAMES H AKINS	QUICKSILVER RESOURCES INC	09/16/2008	TARRANT	D208416416
TX4390593.00	JOSE ERIK MUNOZ	QUICKSILVER RESOURCES INC	09/11/2008	TARRANT	D208416410
TX4390595.00	WANDA HALL AKA WANDA NAOMI	QUICKSILVER RESOURCES INC	09/02/2008	TARRANT	D208416413
TX4390596.00	MARK BARNES ET UX	QUICKSILVER RESOURCES INC	09/02/2008	TARRANT	D208416411
TX4390598.00	CAROLYN SPENCER	QUICKSILVER RESOURCES INC	08/27/2008	TARRANT	D208411704
TX4390677.00	JIMMY EARL REED ET UX	QUICKSILVER RESOURCES INC	09/04/2008	TARRANT	D208464757
TX4390728.00	GRACIE CAUGHRON BARNES	QUICKSILVER RESOURCES INC	09/01/2008	TARRANT	D208411703
TX4390729.00	J REYES MORENO ET UX	QUICKSILVER RESOURCES INC	09/30/2008	TARRANT	D208464758
TX4390730.00	GARY D WINBERRY	QUICKSILVER RESOURCES INC	10/14/2008	TARRANT	D208464756
TX4390731.00	WOODHAVEN CUSTOM HOMES LLC	QUICKSILVER RESOURCES INC	10/30/2008	TARRANT	D208429988	03/05/2009	D209082159
TX4390732.00	WATERVIEW ESTATES LP	QUICKSILVER RESOURCES INC	11/07/2008	TARRANT	D208429989
TX4390733.00	VIRGINIA KIMBRO ET AL	CARRIZO OIL & GAS INC	07/22/2004	TARRANT	D204250875
TX4390759.00	MARTIN S MOORE ET UX	QUICKSILVER RESOURCES INC	10/24/2008	TARRANT	D208422773
TX4390760.00	MARTIN S MOORE ET UX	QUICKSILVER RESOURCES INC	10/24/2008	TARRANT	D208422774
TX4390761.00	PAUL GREGORY JOEL	QUICKSILVER RESOURCES INC	09/14/2008	TARRANT	D208422772
TX4390762.01	KATHERINE MAGAR	QUICKSILVER RESOURCES INC	09/16/2008	TARRANT	D208411702
TX4390762.02	JOHN F GOSS ET UX	QUICKSILVER RESOURCES INC	09/16/2008	TARRANT	D208411701
TX4390764.00	OLUSEGUN ADENUGA ET UX	QUICKSILVER RESOURCES INC	10/31/2008	TARRANT	D208464760

Exhibit A-2 – Part I – Page 24

TX4390785.00	WILLIAM A RAGSDILL ET UX	QUICKSILVER RESOURCES INC	09/15/2008	TARRANT	D208464762
TX4390792.00	GOLDIE GINIGEME	QUICKSILVER RESOURCES INC	10/01/2008	TARRANT	D209029813
TX4390794.00	DENNIS PRATT	QUICKSILVER RESOURCES INC	11/16/2008	TARRANT	D208464763
TX4390795.00	FRANCISCO J OLGUIN ET UX	QUICKSILVER RESOURCES INC	10/17/2008	TARRANT	D208464766
TX4390796.00	LAWRENCE CARLIS ET UX	QUICKSILVER RESOURCES INC	10/06/2008	TARRANT	D208464765
TX4390797.00	NELDA TOMLIN MCCASLIN	QUICKSILVER RESOURCES INC	10/27/2008	TARRANT	D209029822
TX4390798.00	COLE GUTIERREZ AKA LAWRENC	QUICKSILVER RESOURCES INC	10/12/2008	TARRANT	D208464764
TX4390799.00	PISCATUR PROPERTIES LLC	QUICKSILVER RESOURCES INC	10/03/2008	TARRANT	D208464767
TX4390802.00	MARY LOUISE FENN	QUICKSILVER RESOURCES INC	11/16/2008	TARRANT	D209029818
TX4390803.00	PAUL L THOMPSON	QUICKSILVER RESOURCES INC	11/22/2008	TARRANT	D209029817
TX4390804.00	JAMES MATTHEW BURSON	QUICKSILVER RESOURCES INC	10/17/2008	TARRANT	D209029815
TX4390805.00	MIKE HONEYCUTT	QUICKSILVER RESOURCES INC	11/15/2008	TARRANT	D209029819
TX4390806.00	HERMAS VENTURA JR	QUICKSILVER RESOURCES INC	11/03/2008	TARRANT	D209029816
TX4390808.00	ST TX 109585	QUICKSILVER RESOURCES INC	12/16/2008	TARRANT	D209004253
TX4390809.00	ST TX 109584	QUICKSILVER RESOURCES INC	12/16/2008	TARRANT	D209004252
TX4390811.00	FBL ASSOCIATES LLC MCINTYR	QUICKSILVER RESOURCES INC	11/25/2008	TARRANT	D209029820
TX4390812.00	FULL GOSPEL TABERNACLE	QUICKSILVER RESOURCES INC	10/28/2008	TARRANT	D209029810
TX4390813.00	AUGUSTIN TELLEZ ET UX	QUICKSILVER RESOURCES INC	12/02/2008	TARRANT	D209029821
TX4390814.00	CHARLIE M CARROLL	QUICKSILVER RESOURCES INC	10/22/2008	TARRANT	D209029809
TX4390815.00	NGOC D BUI ET UX	QUICKSILVER RESOURCES INC	10/22/2008	TARRANT	D209029808
TX4390816.00	HARRY W HEPNER ET UX	QUICKSILVER RESOURCES INC	10/29/2008	TARRANT	D209029811
TX4390819.00	MELINDA T FULLER	QUICKSILVER RESOURCES INC	09/26/2008	TARRANT	D209029812
TX4390820.00	JUDY ANN TATUM ET VIR	QUICKSILVER RESOURCES INC	12/02/2008	TARRANT	D209029814

Exhibit A-2 – Part I – Page 25

TX4390821.00	RONNIE J JACKSON	QUICKSILVER RESOURCES INC	11/12/2008	TARRANT	D209045301
TX4390822.00	SERAFIN T POZOS ET UX	QUICKSILVER RESOURCES INC	11/16/2008	TARRANT	D209045300
TX4390823.00	JAMES W GADDY ET UX	QUICKSILVER RESOURCES INC	11/24/2008	TARRANT	D209045298
TX4390824.00	EULOGIO POZOS ET UX	QUICKSILVER RESOURCES INC	11/16/2008	TARRANT	D209045299
TX4390829.00	WAN-HENG WANG ET UX	QUICKSILVER RESOURCES INC	10/30/2008	TARRANT	D209028326
TX4390830.00	MICHAEL A FOSTER	QUICKSILVER RESOURCES INC	12/05/2008	TARRANT	D209028324
TX4390831.00	LAN VO TRAN	QUICKSILVER RESOURCES INC	10/29/2008	TARRANT	D209028327
TX4390832.00	OLLIE L FERRELL ET VIR	QUICKSILVER RESOURCES INC	11/11/2008	TARRANT	D209025872
TX4390833.00	ROBERTO REYNA ET UX	QUICKSILVER RESOURCES INC	11/17/2008	TARRANT	D209025873
TX4390834.00	ROSE TRUONG	QUICKSILVER RESOURCES INC	11/19/2008	TARRANT	D209025878
TX4390835.00	LONG PHAM ET UX	QUICKSILVER RESOURCES INC	11/24/2008	TARRANT	D209025871
TX4390836.00	JUNJIE YANG ET UX	QUICKSILVER RESOURCES INC	10/31/2008	TARRANT	D209025870
TX4390837.00	JULIE TRUONG	QUICKSILVER RESOURCES INC	11/16/2008	TARRANT	D209025869
TX4390838.00	US AFFILIATES INC	QUICKSILVER RESOURCES INC	12/19/2008	TARRANT	D209038066
TX4390839.00	CHARLES L EXLEY	QUICKSILVER RESOURCES INC	12/18/2008	TARRANT	D209038065
TX4390840.00	SILVERSAGE LTD	QUICKSILVER RESOURCES INC	12/23/2008	TARRANT	D209038064
TX4390842.00	THE OAKRIDGE SCHOOL INC	DALE PROPERTY RESO LLC	11/16/2005	TARRANT	D206068688
TX4390843.00	ROSE PITTMAN	QUICKSILVER RESOURCES INC	10/08/2008	TARRANT	D209045304
TX4390844.00	JOHN W NETHERLAND CO-TRSTE	QUICKSILVER RESOURCES INC	10/08/2008	TARRANT	D209045302
TX4390845.00	VIRGINIA ELLIOTT	QUICKSILVER RESOURCES INC	01/14/2009	TARRANT	D209045303
TX4390853.00	CITY OF FORT WORTH	QUICKSILVER RESOURCES INC	02/26/2009	TARRANT	D209071940	09/16/2009	D209260712
TX4390854.00	TRUCK TRAILER SERVICES INC	QUICKSILVER RESOURCES INC	02/26/2009	TARRANT	D209082158
TX4390855.00	STEPHEN STOUS ET UX	QUICKSILVER RESOURCES INC	11/12/2008	TARRANT	D209066270

Exhibit A-2 – Part I – Page 26

TX4390856.00	MARK L YEANDLE ET UX	MARSHALL R YOUNG OIL COMPANY	05/20/2005	TARRANT	D205225629
TX4390857.00	CHRISTOPHER J HARDEY ET UX	QUICKSILVER RESOURCES INC	02/21/2009	TARRANT	D209073699
TX4390858.00	WENJU WENG ET VIR	QUICKSILVER RESOURCES INC	02/10/2009	TARRANT	D209073697
TX4390859.00	JEREMIAH H JOHNSON ET UX	QUICKSILVER RESOURCES INC	11/23/2008	TARRANT	D209073698
TX4390860.00	PLANTATION PROPERTIES LTD	QUICKSILVER RESOURCES INC	03/04/2009	TARRANT	D209082157
TX4390861.00	LEWIS BULL CORPORATION	QUICKSILVER RESOURCES INC	02/19/2009	TARRANT	D209082156
TX4390862.00	ARNOLD ANCHONDO SR ET AL	QUICKSILVER RESOURCES INC	03/02/2009	TARRANT	D209119324
TX4390863.00	MICHAEL PHILLIPS	QUICKSILVER RESOURCES INC	03/16/2009	TARRANT	D209088815
TX4390864.00	JORGE HERNANDEZ ET UX	QUICKSILVER RESOURCES INC	02/28/2009	TARRANT	D209093865
TX4390865.00	MERRILL A NELSON ET UX	QUICKSILVER RESOURCES INC	03/25/2009	TARRANT	D209093866
TX4390866.00	KYLE EQUITIES LP	QUICKSILVER RESOURCES INC	03/25/2009	TARRANT	D209168074
TX4390868.00	SOUTH LOOP 820 LP	QUICKSILVER RESOURCES INC	05/29/2009	TARRANT	D209168071
TX4390869.00	MOSSON LP	QUICKSILVER RESOURCES INC	05/29/2009	TARRANT	D209168075
TX4390870.00	RSC EQUITIES LLC	QUICKSILVER RESOURCES INC	05/29/2009	TARRANT	D209168073
TX4390879.00	CINDY D KAPPEL	QUICKSILVER RESOURCES INC	02/12/2009	TARRANT	D209109105
TX4390880.00	JIMMY R KERSEY ET UX	QUICKSILVER RESOURCES INC	02/04/2009	TARRANT	D209109107
TX4390881.00	DJK INC	QUICKSILVER RESOURCES INC	04/03/2009	TARRANT	D209109104	09/10/2009	D209250038
TX4390882.00	TAMMIE Y DOUGLAS	QUICKSILVER RESOURCES INC	03/26/2009	TARRANT	D209109106
TX4390884.01	MARTHA ABERNATHY ET VIR	QUICKSILVER RESOURCES INC	03/28/2009	TARRANT	D209109108
TX4390884.02	BRENDA KILLINGSWORTH	QUICKSILVER RESOURCES INC	03/28/2009	TARRANT	D209109109
TX4390885.00	TASH INC	QUICKSILVER RESOURCES INC	04/02/2009	TARRANT	D209111974
TX4390886.00	DANNY EADES ET UX	QUICKSILVER RESOURCES INC	04/09/2009	TARRANT	D209109110
TX4390888.00	JEWELL LANDERS JR ET UX	QUICKSILVER RESOURCES INC	05/11/2009	TARRANT	D209134575
TX4390889.00	ST TX 110047	QUICKSILVER RESOURCES INC	04/07/2009	TARRANT	D209111987

Exhibit A-2 – Part I – Page 27

TX4390890.00	CITY OF FORT WORTH	QUICKSILVER RESOURCES INC	05/01/2009	TARRANT	D209128790
TX4390891.01	CHARLENE HIGH ET VIR	QUICKSILVER RESOURCES INC	03/28/2009	TARRANT	D209125156
TX4390891.02	ANTHONY MARTINEZ	QUICKSILVER RESOURCES INC	03/28/2009	TARRANT	D209125155
TX4390891.03	CONNIE SIMMONS ET VIR	QUICKSILVER RESOURCES INC	03/25/2009	TARRANT	D209125157
TX4390891.04	STEVEN W PITTMAN ET UX	QUICKSILVER RESOURCES INC	03/28/2009	TARRANT	D209125158
TX4390891.05	ROSE PITTMAN	QUICKSILVER RESOURCES INC	04/20/2009	TARRANT	D209119323
TX4390892.00	KEVIN MUHAMMAD	QUICKSILVER RESOURCES INC	03/18/2009	TARRANT	D209125161
TX4390893.00	RICHARD L MOORE	QUICKSILVER RESOURCES INC	03/04/2009	TARRANT	D209125160
TX4390894.00	MILTON M BARROW	QUICKSILVER RESOURCES INC	03/02/2009	TARRANT	D209125159
TX4390895.00	EASTLAND REAL ESTATE INV	QUICKSILVER RESOURCES INC	03/23/2009	TARRANT	D209127371
TX4390896.00	ROBERT WARD WILLIAMS	QUICKSILVER RESOURCES INC	04/14/2009	TARRANT	D209127370
TX4390897.00	ELIJAH RAGIRA ET UX	QUICKSILVER RESOURCES INC	04/22/2009	TARRANT	D209134574
TX4390898.00	ROSALIA CERVANTES	QUICKSILVER RESOURCES INC	04/10/2009	TARRANT	D209136881
TX4390899.00	JAMES TUCKER ET UX	QUICKSILVER RESOURCES INC	03/16/2009	TARRANT	D209136882
TX4390903.00	RAYMOND LESLIE WHALEY SR	QUICKSILVER RESOURCES INC	05/14/2009	TARRANT	D209140939
TX4390904.00	JUDY G WILLIAMS HILL	QUICKSILVER RESOURCES INC	03/18/2009	TARRANT	D209140940
TX4390905.00	JAIME MORQUECHO	QUICKSILVER RESOURCES INC	02/19/2009	TARRANT	D209145771
TX4390907.00	VERDE MONTE 32 PARTNERS	QUICKSILVER RESOURCES INC	04/21/2009	TARRANT	D209159511
TX4390908.00	PAUL F HEALY ET UX	QUICKSILVER RESOURCES INC	06/02/2009	TARRANT	D209159512
TX4390909.00	SUSAN R SMITH ET VIR	QUICKSILVER RESOURCES INC	05/28/2009	TARRANT	D209159510
TX4390910.00	DERRICK POWELL	QUICKSILVER RESOURCES INC	03/04/2009	TARRANT	D209154624
TX4390911.00	ANDREW JUSTIN FULENCHEK ET	QUICKSILVER RESOURCES INC	05/18/2009	TARRANT	D209154619
TX4390912.00	MUGEER OMAR ET UX	QUICKSILVER RESOURCES INC	05/06/2009	TARRANT	D209154621

Exhibit A-2 – Part I – Page 28

TX4390913.00	CITY OF FORT WORTH	QUICKSILVER RESOURCES INC	06/16/2009	TARRANT	D209166519
TX4390914.00	ROBERT MITCHELL ET UX	QUICKSILVER RESOURCES INC	03/16/2009	TARRANT	D209166517
TX4390915.00	JAMES R BROWN	QUICKSILVER RESOURCES INC	03/02/2009	TARRANT	D209166518
TX4390917.01	DIANA WILDRIX ET VIR	QUICKSILVER RESOURCES INC	05/05/2009	TARRANT	D209175670
TX4390917.02	DAVID PARKER	QUICKSILVER RESOURCES INC	05/05/2009	TARRANT	D209175668
TX4390917.03	DEBRA S PARKER	QUICKSILVER RESOURCES INC	05/05/2009	TARRANT	D209175669
TX4390918.00	CLARANCE JAMES JOHNSON JR	QUICKSILVER RESOURCES INC	06/01/2009	TARRANT	D209181171
TX4390919.00	CITY OF FORT WORTH	QUICKSILVER RESOURCES INC	06/25/2009	TARRANT	D209188093
TX4390922.00	RUSTEM GASHI ET UX	QUICKSILVER RESOURCES INC	06/18/2009	TARRANT	D209195609
TX4390924.01	JUNENE JOHNSON	QUICKSILVER RESOURCES INC	06/22/2009	TARRANT	D209209830
TX4390925.00	ALEXANDER ALFARO ET UX	QUICKSILVER RESOURCES INC	07/09/2009	TARRANT	D209209831
TX4390927.00	JOHNSON PROPERTIES LLC	QUICKSILVER RESOURCES INC	07/21/2009	TARRANT	D209222177
TX4390936.00	SCOTT HENSEL	QUICKSILVER RESOURCES INC	07/21/2009	TARRANT	D209220526
TX4390940.00	ARCTX MINERALS LLC	MARSHALL R YOUNG OIL COMPANY & QRI	09/04/2009	TARRANT	D209242224
TX4390952.00	ARCTX MINERALS LLC	MARSHALL R YOUNG OIL COMPANY & QRI	10/29/2009	TARRANT	D209295177
TX4391015.55	VIVENNE BOSWELL WILLIAMS ET AL	MARSHALL R YOUNG OIL CO.	09/15/2006	TARRANT	D206293522

Exhibit A-2 – Part I – Page 29

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

PROPERTY SCHEDULE

II.  PART II:

WELL NAME	WORKING INTEREST	NET REVENUE INTEREST
820 MARTIN DEVELOPMENT 1H	25.00000000	18.735980000
820 MARTIN DEVELOPMENT 2H	25.00000000	18.735980000
820 MARTIN DEVELOPMENT 3H	25.00000000	18.735980000
820 MARTIN DEVELOPMENT 4H	25.00000000	18.735980000
820 MARTIN DEVELOPMENT 5H	25.00000000	18.735980000
820 MARTIN DEVELOPMENT 6H	25.00000000	18.735980000
BOSWELL 10H	25.00000000	18.739444000
BOSWELL 11H	25.00000000	18.739444000
BOSWELL 1H	25.00000000	18.739444000
BOSWELL 2H	25.00000000	18.739444000
BOSWELL 3H	25.00000000	18.739444000
BOSWELL 4H	25.00000000	18.739444000
BOSWELL 5H	25.00000000	18.739444000
BOSWELL 7H	25.00000000	18.739444000
BOSWELL 8H	25.00000000	18.739444000
BOSWELL 9H	25.00000000	18.739444000
DUKE 1H	25.00000000	18.466374667
EXELON NORTH 13H	25.00000000	18.200094000
EXELON NORTH 15H	25.00000000	18.200094000
EXELON NORTH 17H	25.00000000	18.200094000
EXELON NORTH 19H	25.00000000	18.200094000
EXELON NORTH 1H	25.00000000	18.200094000
EXELON NORTH 21H	25.00000000	18.200094000
EXELON NORTH 2H	25.00000000	18.200094000
EXELON NORTH 3H	25.00000000	18.200094000
EXELON NORTH 4H	25.00000000	18.200094000
OLCOTT NORTH A 1H	25.00000000	18.638055000
OLCOTT NORTH A 2H	25.00000000	18.638055000
OLCOTT NORTH A 3H	25.00000000	18.638055000
OLCOTT NORTH A 4H	25.00000000	18.638055000
OLCOTT SOUTH 1H	25.00000000	18.750000000
OLCOTT SOUTH 2H	25.00000000	18.750000000
OLCOTT SOUTH 3H	25.00000000	18.750000000
OLCOTT SOUTH 4H	25.00000000	18.750000000
OLCOTT SOUTH 5H	25.00000000	18.750000000
OLCOTT SOUTH 6H	25.00000000	18.750000000
OLCOTT SOUTH 7H	25.00000000	18.750000000
OLCOTT SOUTH 8H	25.00000000	18.750000000

Exhibit A-2 – Part II – Page 1

WELL NAME	WORKING INTEREST	NET REVENUE INTEREST
SOUTH LOOP 820 WELL #1H	25.00000000	18.488725000
BOSWELL 12H	25.00000000	18.739444000
BOSWELL 13H	25.00000000	18.739444000
BOSWELL 14H	25.00000000	18.739444000
BOSWELL 6H	25.00000000	18.739444000
CITY OF ARLINGTON 10H	25.00000000	17.828427000
CITY OF ARLINGTON 12H	25.00000000	17.828427000
CITY OF ARLINGTON 14H	25.00000000	17.828427000
CITY OF ARLINGTON 3H	25.00000000	17.828427000
CITY OF ARLINGTON 4H	25.00000000	17.828427000
CITY OF ARLINGTON 6H	25.00000000	17.828427000
CITY OF ARLINGTON 8H	25.00000000	17.828427000
EXELON NORTH 10H	25.00000000	18.200094000
EXELON NORTH 12H	25.00000000	18.200094000
EXELON NORTH 5H	25.00000000	18.200094000
EXELON NORTH 6H	25.00000000	18.200094000
EXELON NORTH 8H	25.00000000	18.200094000
EXELON SOUTH 10H	25.00000000	17.876199667
EXELON SOUTH 11H	25.00000000	17.876199667
EXELON SOUTH 12H	25.00000000	17.876199667
EXELON SOUTH 1H	25.00000000	17.876199667
EXELON SOUTH 2H	25.00000000	17.876199667
EXELON SOUTH 3H	25.00000000	17.876199667
EXELON SOUTH 4H	25.00000000	17.876199667
EXELON SOUTH 5H	25.00000000	17.876199667
EXELON SOUTH 6H	25.00000000	17.876199667
EXELON SOUTH 7H	25.00000000	17.876199667
EXELON SOUTH 8H	25.00000000	17.876199667
EXELON SOUTH 9H	25.00000000	17.876199667
LAWHON SOUTH UNIT 10H	21.36296425	16.022230000
LAWHON SOUTH UNIT 11H	21.36296425	16.022230000
LAWHON SOUTH UNIT 12H	21.36296425	16.022230000
LAWHON SOUTH UNIT 13H	21.36296425	16.022230000
LAWHON SOUTH UNIT 1H	21.36296425	16.022230000
LAWHON SOUTH UNIT 2H	21.36296425	16.022230000
LAWHON SOUTH UNIT 5H	21.36296425	15.772223000
LAWHON SOUTH UNIT 7H	21.36296425	15.772223000
MATLOCK 2H	1.01160767	0.733415667
MOORE UNIT 1H	0.66049900	0.478861667
MOORE UNIT 2H	0.66049900	0.478861667
MOORE UNIT 3H	0.66049900	0.478861667
MOORE UNIT 4H	0.66049900	0.478861667
MOORE UNIT 5H	0.66049900	0.478861667
MOORE UNIT 6H	0.66049900	0.478861667
OLCOTT NORTH A 10H	25.00000000	18.638055000
OLCOTT NORTH A 11H	25.00000000	18.638055000
OLCOTT NORTH A 12H	25.00000000	18.638055000
OLCOTT NORTH A 5H	25.00000000	18.638055000

Exhibit A-2 – Part II – Page 2

WELL NAME	WORKING INTEREST	NET REVENUE INTEREST
OLCOTT NORTH A 6H	25.00000000	18.638055000
OLCOTT NORTH A 7H	25.00000000	18.638055000
OLCOTT NORTH A 8H	25.00000000	18.638055000
OLCOTT NORTH A 9H	25.00000000	18.638055000
OLCOTT SOUTH 10H	25.00000000	18.750000000
OLCOTT SOUTH 9H	25.00000000	18.750000000
SOUTH LOOP 820 WELL 1H (FUTURE STAGES)	25.00000000	18.488725000
WHIZ-Q EAST UNIT 10H	24.71748700	17.858694667
WHIZ-Q EAST UNIT 11H	24.71748700	17.858694667
WHIZ-Q EAST UNIT 12H	24.71748700	17.858694667
WHIZ-Q EAST UNIT 1H	24.71748700	17.858694667
WHIZ-Q EAST UNIT 2H	24.71748700	17.858694667
WHIZ-Q EAST UNIT 5H	24.71748700	17.858694667
820 MARTIN EAST UNIT 2H	25.00000000	17.570000000
820 MARTIN EAST UNIT 3H	25.00000000	17.570000000
820 MARTIN EAST UNIT 4H	25.00000000	17.570000000
820 MARTIN EAST UNIT 5H	25.00000000	17.570000000
820 MARTIN EAST UNIT 6H	25.00000000	17.570000000
BLAIR EAST UNIT 1H	25.00000000	18.258486000
BLAIR EAST UNIT 2H	25.00000000	18.258486000
BLAIR EAST UNIT 3H	25.00000000	18.258486000
BLAIR EAST UNIT 4H	25.00000000	18.258486000
DUKE 2H	25.00000000	18.466374667
DUKE 3H	25.00000000	18.466374667
DUKE 4H	25.00000000	18.466374667
DUKE 5H	25.00000000	18.466374667
DUKE 6H	25.00000000	18.466374667
DUKE 7H	25.00000000	18.466374667
SOUTH LOOP 820 PAD WELL #2H	25.00000000	18.488725000
SOUTH LOOP 820 PAD WELL #3	25.00000000	18.488725000
SOUTH LOOP 820 PAD WELL #4H	25.00000000	18.488725000
WHIZ-Q EAST UNIT 3H	24.71748700	17.858694667
WHIZ-Q EAST UNIT 4H	24.71748700	17.858694667
LAWHON WEST UNIT 1H	23.75000000	17.218750000
LAWHON WEST UNIT 2H	23.75000000	17.218750000
LAWHON WEST UNIT 3H	23.75000000	17.218750000
LAWHON WEST UNIT 4H	23.75000000	17.218750000
LAWHON WEST UNIT 5H	23.75000000	17.218750000
LAWHON WEST UNIT 6H	23.75000000	17.218750000
WHIZ-Q WEST UNIT 1H	14.13950200	10.604626500
WHIZ-Q WEST UNIT 2H	14.13950200	10.604626500
WHIZ-Q WEST UNIT 3H	14.13950200	10.604626500
WHIZ-Q WEST UNIT 4H	14.13950200	10.604626500
WHIZ-Q WEST UNIT 5H	14.13950200	10.604626500
WHIZ-Q WEST UNIT 6H	14.13950200	10.604626500

Exhibit A-2 – Part II – Page 3

SCHEDULE 4.1(d)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

SELLER’S CONFLICTS OR VIOLATIONS

(1)
Restated Deed of Trust and Security Agreement dated November 26, 2008, recorded as Instrument D208448677, Official Public Records, Tarrant County, Texas, executed by Marshall R. Young Oil Co. and William K. Young, in favor of Texas Capital Bank, N.A.

(2)
Deed of Trust and Security Agreement dated October 19, 2006, recorded as Instrument D206337747, Official Public Records, Tarrant County, Texas, executed by Marshall R. Young Oil Co. and William K. Young, in favor of Texas Capital Bank, N.A.

Schedule 4.1(d)

SCHEDULE 4.1(e)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

SELLER’S CONSENTS

None

Schedule 4.1(e)

SCHEDULE 4.1(f)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

TRANSFER REQUIREMENTS

I.  PART I - CONSENTS

QRI File No	Lease Name	Lse Dated	Recorded - County	Recorded Document #	Amendment Dated	Amendment Recorded
TX4390002.01	MICHAEL C OLCOTT	03/25/2005	TARRANT	D205143296
TX4390002.02	MARY SUSAN OLCOTT	06/20/2005	TARRANT	D205177448
TX4390002.03	OLCOTT TRUSTS FROST BK TR	09/15/2005	TARRANT	D205281911
TX4390005.00	S L SIBERT COMPANY INC	05/12/2005	TARRANT	D205163412
TX4390017.00	820/MARTIN DEVELOPMENT LP	04/14/2005	TARRANT	D205112088
TX4390021.00	VIVIENNE B WILLIAMS ET AL	07/01/2005	TARRANT	D205255638
TX4390027.03	WEB MADDOX TRUST	09/20/2005	TARRANT	D205281913
TX4390027.29	F CHRIS FARKAS TRUST	12/19/2007	TARRANT	D208001564
TX4390091.00	W H GROVE ESTATE	09/20/2005	TARRANT	D205281915
TX4390129.00	LOUIS LAND COMPANY LTD	05/27/2005	TARRANT	D205220500	12/08/2009	D209333771
TX4390156.00	CITY OF ARLINGTON	10/18/2006	TARRANT	D206329299	Effective 10/18/2006	D208464020
TX4390182.00	303 JOINT VENTURE	11/15/2006	TARRANT	D206362872
TX4390217.00	CALEAST NAT TEXAS LP	08/01/2006	TARRANT	D206402249
TX4390267.00	EXELON PEAKER DEV LLP	06/08/2007	TARRANT	D207204341
TX4390347.00	TARRANT COUNTY	10/07/2007	TARRANT	D207372463
TX4390348.00	CITY OF FORT WORTH	01/01/2008	TARRANT	D208008423
TX4390556.00	CITY OF FORT WORTH	01/06/2009	TARRANT	D209011528
TX4390842.00	THE OAKRIDGE SCHOOL INC	11/16/2005	TARRANT	D206068688
TX4390890.00	CITY OF FORT WORTH	05/01/2009	TARRANT	D209128790
TX4390919.00	CITY OF FORT WORTH	06/25/2009	TARRANT	D209188093

Schedule 4.1(f) – Page 1

II.  PART II - NOTICES

QRI File No	Lease Name	Lse Dated	Recorded - County	Recorded Document #	Amendment Dated	Amendment Recorded
TX4390021.00	VIVIENNE B WILLIAMS ET AL	07/01/2005	TARRANT	D205255638
TX4390091.00	W H GROVE ESTATE	09/20/2005	TARRANT	D205281915
TX4390334.00	ST TX 108059	07/17/2007	TARRANT	D207310986
TX4390545.00	SHRINERS HOSPITALS	06/27/2008	TARRANT	D208310231	03/25/2010	D210079051
TX4390347.00	TARRANT COUNTY	10/07/2007	TARRANT	D207372463
TX4390396.00	DANNY WAYNE DUKE	04/01/2008	TARRANT	D208116369
TX4390808.00	ST TX 109585	12/16/2008	TARRANT	D209004253
TX4390809.00	ST TX 109584	12/16/2008	TARRANT	D209004252
TX4390853.00	CITY OF FORT WORTH	02/26/2009	TARRANT	D209071940	09/16/2009	D209260712
TX4390889.00	ST TX 110047	04/07/2009	TARRANT	D209111987
TX4390890.00	CITY OF FORT WORTH	05/01/2009	TARRANT	D209128790
TX4390913.00	CITY OF FORT WORTH	06/16/2009	TARRANT	D209166519
TX4390919.00	CITY OF FORT WORTH	06/25/2009	TARRANT	D209188093

Schedule 4.1(f) – Page 2

SCHEDULE 4.1(i)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

CERTAIN CONTRACTS AND AGREEMENTS

1.	Service Agreement Confirmation Intrastate Natural Gas Transportation Service Agreement dated April 1, 2007, by and between Quicksilver Resources Inc. and Energy Transfer Fuel L.P.

2.	Gas Gathering Agreement Lake Arlington Gathering System dated effective October 1, 2007, by and between Quicksilver Resources Inc. and Cowtown Pipeline LP.

3.	Operating Agreement dated June 2, 2006, by and between Quicksilver Resources Inc., as Operator, and Marshall R. Young Oil Co., as Non-Operator, covering the Lake Arlington area.

4.	Operating Agreement dated August 1, 2009, by and between Quicksilver Resources Inc., as Operator, and Chesapeake Exploration LLC, as Non-Operator, covering the Whiz Q East Unit.

5.	Operating Agreement dated October 1, 2009, by and between Quicksilver Resources Inc., as Operator, and Chesapeake Exploration LLC, as Non-Operator, covering the Lawhon South Unit.

6.
Operating Agreement dated July 2, 2008, by and between EOG Resources, Inc., as Operator, and Energy Extract, L.P., 91017 LTD., Chesapeake Exploration, L.L.C., Quicksilver Resources Inc. and Marshall R. Young Oil Co., as Non-Operators.

Schedule 4.1(i)

SCHEDULE 4.2(d)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

BUYER’S CONFLICTS OR VIOLATIONS

Pursuant to that certain Amended and Restated Credit Agreement dated as of February 9, 2007, by and among Quicksilver Resources Inc., as Borrower, JP Morgan Chase Bank, N.A., Global Administrative Agent, and the other agents and financial institutions from time to time party thereto, as amended, Quicksilver Resources Inc. has granted to the lenders a security interest in the Adjusted Common Units Consideration which will be released at the Closing.

Schedule 4.2(d)

SCHEDULE 4.2(e)

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

BUYER’S CONSENTS

Pursuant to that certain Amended and Restated Credit Agreement dated as of February 9, 2007, by and among Quicksilver Resources Inc., as Borrower, JP Morgan Chase Bank, N.A., Global Administrative Agent, and the other agents and financial institutions from time to time party thereto, as amended, Quicksilver Resources Inc. has granted to the lenders a security interest in the Adjusted Common Units Consideration which will be released at the Closing.

Schedule 4.2(e)

SCHEDULE I

Attached to and made a part of that certain Asset Purchase Agreement dated May 11, 2010, by and between
MARSHALL R. YOUNG OIL CO., as “Seller”, and
QUICKSILVER RESOURCES INC., as “Buyer”

PERMITTED OVERRIDING ROYALTY INTERESTS

(i)
Assignment of Overriding Royalty dated January 31, 2007, recorded as Instrument D207038211, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.

(ii)
Assignment of Overriding Royalty dated January 31, 2007, recorded as Instrument D207038212, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.

(iii)
Assignment of Overriding Royalty dated January 31, 2007, recorded as Instrument D207038213, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.

(iv)
Assignment of Overriding Royalty dated July 7, 2008, recorded as Instrument D208266666, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.; as amended by Amendment of Assignment of Overriding Royalty dated April 29, 2010, recorded as Instrument D210102861, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.

(v)
Assignment of Overriding Royalty dated March 26, 2009, recorded as Instrument D209089025, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al. as amended by Correction of Assignment of Overriding Royalty dated May 6, 2010, recorded as Instrument D210106990, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.

(vi)
Assignment of Overriding Royalty dated August 24, 2009, recorded as Instrument D209227345, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.; as amended by Correction of Assignment of Overriding Royalty dated May 3, 2010, recorded as Instrument D210102860, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Marshall Ralph Young, et al.

(vii)
Assignment of Retained Overriding Royalty Interests dated May 6, 2010, recorded as Instrument D210107298, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Young Oil Corporation.

Schedule I – Page 1 of 2

(viii)
Assignment of New Overriding Royalty Interests dated May 6, 2010, recorded as Instrument D210107296, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Young Oil Corporation.

(ix)
Assignment of New Overriding Royalty Interest – Quicksilver Leases dated May 6, 2010, recorded as Instrument D210107297, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Young Oil Corporation.

(x)
Conveyance of Overriding Royalty Interest dated October 19, 2006, recorded as Instrument D206337748, Official Public Records, Tarrant County, Texas, from Marshall R. Young Oil Co. to Texas Capital Bancshares, Inc.

Schedule I – Page 2 of 2